UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)2)
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Confirm name of fund is same as class IDs

Jackson Variable Series Trust
________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:
_______________________________________________________________

2)	Aggregate number of securities to which transaction applies:
_______________________________________________________________

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):
_______________________________________________________________

4)	Proposed maximum aggregate value of transaction:
_______________________________________________________________

5)	Total fee paid:
_______________________________________________________________

[   ]          Fee paid previously with preliminary materials.

[   ]         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
_______________________________________________________________

2)	Form, Schedule or Registration Statement No.:
_______________________________________________________________

3)	Filing Party:
_______________________________________________________________

4)	Date Filed:
_______________________________________________________________

JACKSON VARIABLE SERIES TRUST

Partnership Funds
JNAM Guidance – Interest Rate Opportunities Fund	JNAM Guidance – Alt 100 Fund
JNAM Guidance – Conservative Fund	JNAM Guidance – Equity 100 Fund
JNAM Guidance – Moderate Fund	JNAM Guidance – Fixed Income 100 Fund
JNAM Guidance – Growth Fund	JNAM Guidance – Real Assets Fund
JNAM Guidance – Moderate Growth Fund	JNL/American Funds® Growth Fund
JNAM Guidance – Maximum Growth Fund

Regulated Investment Company Funds
JNL Tactical ETF Conservative Fund	JNL/Lazard International Strategic Equity Fund
JNL Tactical ETF Moderate Fund	JNL/Neuberger Berman Currency Fund
JNL Tactical ETF Growth Fund	JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
JNL/American Funds® Global Growth Fund	JNL/Nicholas Convertible Arbitrage Fund
JNL/AQR Risk Parity Fund	JNL/PIMCO Credit Income Fund
JNL/BlackRock Global Long Short Credit Fund	JNL/PPM America Long Short Credit Fund
JNL/DFA U.S. Micro Cap Fund	JNL/T. Rowe Price Capital Appreciation Fund
JNL/DoubleLine® Total Return Fund	JNL/The Boston Company Equity Income Fund
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	JNL/The London Company Focused U.S. Equity Fund
JNL/Epoch Global Shareholder Yield Fund	JNL/Van Eck International Gold Fund
JNL/FAMCO Flex Core Covered Call Fund	JNL/WCM Focused International Equity Fund

1 Corporate Way
Lansing, Michigan 48951

(This page has been intentionally left blank.)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 22, 2017

NOTICE IS HEREBY GIVEN that a Special Meeting (the “Meeting”) of shareholders (“Shareholders”) of Jackson Variable Series Trust, a Massachusetts business trust (“Trust”), will be held at the offices of Jackson National Life Insurance Company, 1 Corporate Way, Lansing, Michigan 48951 on June 22, 2017 at 9:00 a.m., Eastern Time, to consider and act upon the following proposals and to transact such other business as may properly come before the Meeting or any adjournments thereof:

1.	All Shareholders of the Trust, voting together: To vote on the election of eleven individuals as Trustees of the Trust, effective January 1, 2018.

2.	Shareholders of each Fund, voting separately: To approve an amended and restated Distribution Plan.

3.	All Shareholders of the Trust, voting together: To approve an amendment to the Trust’s Declaration of Trust.

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Trustees of the Trust (the “Board”) unanimously recommends that Shareholders vote FOR Proposals 1, 2 and 3 listed above.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

Only Shareholders of record at the close of business on May 1, 2017, the Record Date for this Meeting, shall be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. The Insurance Companies, as defined in the Proxy Statement, have fixed the close of business on June 20, 2017, as the last day on which voting instructions will be accepted.

The Meeting may be adjourned whether or not a quorum is present, with respect to one or more Proposals or Funds, by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of a Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting or any adjourned session thereof. The approval of one Proposal is not contingent upon the approval of any other Proposal.

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR VOTING INSTRUCTIONS CARD PROMPTLY.

By Order of the Board of Trustees,

May 10, 2017	Mark D. Nerud
Lansing, Michigan	Trustee, President, and Chief Executive Officer

JACKSON VARIABLE SERIES TRUST: JNAM Guidance – Interest Rate Opportunities Fund, JNAM Guidance – Alt 100 Fund, JNAM Guidance – Conservative Fund, JNAM Guidance – Equity 100 Fund, JNAM Guidance – Moderate Fund, JNAM Guidance – Fixed Income 100 Fund, JNAM Guidance – Growth Fund, JNAM Guidance – Real Assets Fund, JNAM Guidance – Moderate Growth Fund, JNL/American Funds® Growth Fund, JNAM Guidance – Maximum Growth Fund, JNL Tactical ETF Conservative Fund, JNL/Lazard International Strategic Equity Fund, JNL Tactical ETF Moderate Fund, JNL/Neuberger Berman Currency Fund, JNL Tactical ETF Growth Fund, JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund, JNL/American Funds® Global Growth Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/AQR Risk Parity Fund, JNL/PIMCO Credit Income Fund, JNL/BlackRock Global Long Short Credit Fund, JNL/PPM America Long Short Credit Fund, JNL/DFA U.S. Micro Cap Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/DoubleLine® Total Return Fund, JNL/The Boston Company Equity Income Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/The London Company Focused U.S. Equity Fund, JNL/Epoch Global Shareholder Yield Fund, JNL/Van Eck International Gold Fund, JNL/FAMCO Flex Core Covered Call Fund, and JNL/WCM Focused International Equity Fund

1 Corporate Way
Lansing, Michigan 48951

(This page has been intentionally left blank.)

PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS

June 22, 2017

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Trustees (the “Trustees” or the “Board”) of Jackson Variable Series Trust (the “Trust” or “JVST”), a Massachusetts business trust, of proxies to be voted at a Special Meeting (the “Meeting”) of shareholders (“Shareholders”) of the 33 funds of the Trust (the “Funds”), to be held on June 22, 2017, at 9:00 a.m. Eastern Time, in the offices of Jackson National Life Insurance Company (“Jackson National”), 1 Corporate Way, Lansing, Michigan 48951, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders (the “Notice”).

The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or adjournments thereof:

1.	All Shareholders of the Trust, voting together: To vote on the election of eleven individuals as Trustees of the Trust, effective January 1, 2018.

2.	Shareholders of each Fund, voting separately: To approve an amended and restated Distribution Plan.

3.	All Shareholders of the Trust, voting together: To approve an amendment to the Trust’s Declaration of Trust.

4.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Notice, this Proxy Statement, and the accompanying voting instructions card were first mailed on or about May 10, 2017.

Additional Information

Additional information regarding the Trust can be found in the Trust’s most recent annual and semi-annual reports to Shareholders.

The Trust’s most recent annual and semi-annual reports to Shareholders, which include financial statements of the Trust as of December 31, 2016 (audited) and June 30, 2016 (unaudited), may be obtained without charge, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by writing the Jackson Variable Series Trust Service Center, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

VOTING INSTRUCTIONS

Quorum and Voting

The Agreement and Declaration of Trust, dated April 27, 2015, and the Amended and Restated By-Laws, dated March 8, 2017, for Jackson Variable Series Trust (together, the “Trust Documents”), provide that the presence, in person or by proxy, of the holders of a majority of the shares entitled to vote at the meeting shall constitute a quorum for the transaction of business at a Shareholders’ meeting, and that a majority of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a Shareholders’ meeting.

The Trust Documents further provide that shares may be voted in person or by proxy. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving its invalidity shall rest on the challenger. At all meetings of Shareholders, unless inspectors of election have been appointed, all questions relating to the qualification of voters and the validity of proxies and the acceptance or rejection of votes shall be decided by the chairman of the meeting. Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions. Unless otherwise specified in the proxy, the proxy shall apply to all shares of each Fund owned by the Shareholder.

Required Vote

A plurality of the votes is sufficient to elect a Trustee and generally, a simple majority of votes cast is sufficient to take or authorize action upon any matter which may be presented for a Shareholder vote, unless more than a simple majority is required by law or the Trust Documents. Where a vote of the “majority of the outstanding voting securities” of a Fund is required to approve a proposal, it shall mean the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund (a “1940 Act Majority”). If a Shareholder abstains from voting as to any matter, then the shares represented by such abstention will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. However, abstentions will be disregarded in determining the “votes cast” on an issue. For this reason, with respect to matters requiring a 1940 Act Majority or affirmative vote of a majority of the total shares outstanding, an abstention will have the effect of a vote against such matters.

Contract Owner Voting Instructions

The Trust is organized as a Massachusetts business trust. Interests in the Funds of the Trust, are represented by shares. Shares of each of the Funds currently are sold only to separate accounts of Jackson National or Jackson National Life Insurance Company of New York (“Jackson of NY”) to fund the benefits of variable life insurance and variable annuity contracts (“Variable Contracts”) issued by Jackson National or Jackson of NY (the “Insurance Companies”), to qualified employee benefit plans of Jackson National or directly to Jackson National, Jackson of NY or to regulated investment companies. Although the Insurance Companies legally own all of the shares of each of the Funds held in their respective separate accounts that relate to Variable Contracts, a portion of the value of your Variable Contract is invested by the relevant Insurance Company, as provided in your Variable Contract, in shares of one or more Funds.

You have the right under your Variable Contract to instruct the Insurance Company how to vote the shares attributable to your Variable Contract. The Insurance Company will vote all such shares in accordance with the voting instructions timely given by the owners of Variable Contracts (“Contract Owners”) with assets invested in a Fund. Contract Owners at the close of business on May 1, 2017 (the “Record Date”), will be entitled to notice of the Meeting and to instruct the relevant Insurance Company how to vote at the Meeting or any adjourned session. Jackson National and Jackson of NY will vote shares owned by themselves or by the qualified plans in proportion to voting instructions timely given by Contract Owners.

Contract Owners may use the enclosed voting instructions form as a ballot to give their voting instructions for those shares attributable to their Variable Contracts as of the Record Date. When a Contract Owner completes the voting instructions form and sends it to the appropriate Insurance Company, that Insurance Company will vote the shares attributable to the Variable Contract of the Contract Owner in accordance with the Contract Owner’s instructions. If a Contract Owner merely signs and returns the form, the Insurance Company will vote those shares in favor of the Proposal. If the Contract Owner does not return the form, the Insurance Company will vote those shares in the same proportion as shares for which instructions were received from other Contract Owners. As a result of proportionate voting, a small number of Contract Owners could determine the outcome of a proposal. The Insurance Companies have fixed the close of business on June 20, 2017, as the last day on which voting instructions will be accepted, other than those provided in person at the Meeting.

Adjournments

Any authorized voting instructions will be valid for any adjournment of the Meeting. If Trust receives an insufficient number of votes to approve one or more proposals, the Meeting may be adjourned to permit the solicitation of additional proxies with respect to such proposal(s). Those persons named as proxies in the voting instructions have the discretion to vote for any such adjournment. The approval of each of the proposals depends upon whether a sufficient number of votes are cast for each proposal.

The Meeting may be adjourned by the chairperson of the Meeting from time to time to reconvene at the same or some other place as determined by the chairperson of the Meeting for any reason, including failure of the Proposal to receive sufficient votes for approval. No Shareholder vote shall be required for any adjournment or any adjourned session thereof. No notice need be given that the Meeting has been adjourned other than by announcement at the Meeting. Any business that might have been transacted at the original Meeting may be transacted at any adjourned Meeting.

Revocation of Voting Instructions

Any person giving voting instructions may revoke them at any time prior to exercising them by submitting to the Secretary of the Trust a superseding voting instruction form or written notice of revocation. Voting instructions can be revoked until the Meeting date. Only the Contract Owner executing the voting instructions can revoke them. The Insurance Companies will vote the shares of the Fund in accordance with all properly executed and unrevoked voting instructions.

SUMMARY OF PROPOSALS

Proposals		Funds entitled to vote
1.	To vote on the election of eleven individuals as Trustees of the Trust, effective January 1, 2018.	All Shareholders of the Trust, voting together
2.	To approve an amended and restated Distribution Plan.	Shareholders of each Fund, voting separately
3.	To approve an amendment to the Trust’s Declaration of Trust.	All Shareholders of the Trust, voting together

PROPOSAL 1: TO VOTE ON THE ELECTION OF ELEVEN INDIVIDUALS AS TRUSTEES OF THE TRUST.

Background

Shareholders are being asked to vote to elect a new Board of Trustees. If approved by Shareholders, this would result in the same individuals serving on the Board of Trustees of the Trust as those overseeing all the other mutual funds advised by Jackson National Asset Management, LLC (“JNAM” or "Adviser") (“Board Unification”). The Board of Trustees and JNAM believe that there are a number of advantages to implementing the proposed Board Unification, as noted below.

To effect this proposal, Trust shareholders must elect the proposed nominees. The proposed nominees consist of all the current JNL Funds’ Trustees, which includes Mr. Nerud, a current JVST Trustee, but excludes Mr. McLellan, who is expected to retire from the Board of the JNL Funds as of December 31, 2017. The proposed nominees also include Eric O. Anyah and Mark S. Wehrle. Mr. Anyah is being nominated as a new Independent Trustee for the Trust, and Mr. Wehrle, who is nominated, is currently an Independent Trustee for the Trust. If elected, the nominees would replace the current JVST Trustees (the “Current Trustees”) who would resign (other than Mr. Nerud and Mr. Wehrle).

Overview of the JNL Funds

The JNL Funds’ board currently oversees several entities, including (i) the JNL Series Trust, which is an open-end management investment company organized as a Massachusetts business trust, by a Declaration of Trust, dated June 1, 1994 and currently offers shares in 103 different series with 52 different sub-advisers; (ii) the JNL Investors Series Trust, which is an open-end management investment company organized as a Massachusetts business trust, by a Declaration of Trust dated July 28, 2000 and currently offers shares in 2 different series with 2 sub-advisers; (iii) the JNL Variable Fund LLC, which is an open-end management company organized as a Delaware limited liability company on October 13, 1998 and currently offers shares in 11 different series with 1 sub-adviser; and (iv) the JNL Strategic Income Fund LLC, which is an open-end management company organized as a Delaware limited liability company on July 6, 2012 and currently offers shares in 1 series with 1 sub-adviser. The total assets under management for the JNL Funds as of December 31, 2016 was $183.1 billion.

Benefit of Board Unification

Some of the benefits of Board Unification are that certain operating expenses currently paid for by the JVST Funds (such as the cost for the independent trustees and their counsel, directors & officers insurance, cost for board meetings, Chief Compliance Officer compensation, etc.) could be spread across a larger asset base after the Board Unification. Significantly, JNAM expects Board Unification to decrease JVST Fund expenses borne by Contract Owners by around 2 basis points, based on current asset levels, which equates to a cost savings of approximately $1.5-$2 million annually across the JVST Funds. Additionally, it is expected that Board Unification will result in an increase in the efficient use of JNAM’s senior personnel’s time and resources and improvement in the consistency of communications between JNAM and the Board by (a) reducing the number of quarterly Board meetings and the preparation time associated with maintaining boards with different personnel, and (b) not having the same issues presented serially to two separate boards, eliminating the duplicative creation of substantially similar sets of board materials and reports. Further, Board Unification is expected to result in opportunities for enhanced efficiency of uniform board governance as well as the alignment of resources by JNAM in areas such as compliance and risk management. It will also permit uniform Board oversight of portfolio operations throughout the combined fund complex, including fund performance monitoring and fund contract and fee reviews.

Timeline for Completion

It is currently anticipated that Trustee nominees, if elected by Shareholders, would take office as of January 1, 2018 (the “Effective Date”).

Overview of Proposal and Consideration by the Board of Trustees

The JVST Board is responsible for the management of the business and affairs of the Trust in accordance with the laws of the Commonwealth of Massachusetts. The Board appoints officers who are responsible for the day-to-day operations of the Funds and who execute policies authorized by the Board.

The Nominating and Governance Committee of the Board of Trustees, which is comprised solely of independent Trustees, carefully considered the Board Unification proposal presented by JNAM, including the costs and benefits thereof, with the assistance of special counsel to the Committee. The independent Trustees requested and received information concerning the proposal, including with respect to the qualifications of the proposed nominees. Based on their review, and after considering, among other things: the benefits of Board Unification to the JVST Funds as discussed above; the qualifications of the JNL Funds Trustees and their ability to provide effective oversight of the JVST Funds in addition to the JNL Funds; the agreement of JNAM, which will realize certain management benefits and cost savings from Board Unification, to bear a substantial portion of the costs of implementing Board Unification (one half of the costs of the proxy statement, solicitation and tabulation and related costs relating to implementation of Board Unification (including legal costs relating to the proposal other than the cost of the Committee’s special counsel), as well as the cost of run-off insurance for the independent Trustees that will be resigning); and the advice of special counsel, the Nominating and Governance Committee recommended the nomination of the JNL Funds Trustees for election by shareholders of the JVST Funds to the JVST Trust Board.

Pursuant to the recommendation of the Nominating and Governance Committee, at their meeting held on March 1, 2017 the Current Trustees, with the exception of the Mr. Nerud (the "Interested Trustee") who is nominated to continue serving as a Trustee of the Trust, indicated that they were prepared to resign as of the Effective Date, and proposed the following eleven Trustee Nominees for election to serve on the Board in their stead effective January 1, 2018, each to hold office until his or her successor is elected and qualified or until his or her earlier resignation or removal: Eric O. Anyah, Michael Bouchard, Ellen Carnahan, William J. Crowley, Jr., Michelle Engler, John Gillespie, William R. Rybak, Mark S. Wehrle, Edward Wood, and Patricia A. Woodworth. Each of the Trustee Nominees has consented to serve as a trustee. If elected, Mses. Carnahan, Engler, and Woodworth and Messrs. Anyah, Bouchard, Crowley, Gillespie, Rybak, Wehrle, and Wood would be independent trustees, meaning that they are not considered "interested persons" (within the meaning of that term under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Funds or their investment adviser (each, an "Independent Trustee Nominee" and collectively, the "Independent Trustee Nominees"), and Mr. Nerud would continue to be an interested trustee, meaning that he is considered an "interested person" due to his association with JNAM and its affiliates (the "Interested Trustee Nominee"). Each of the Trustee Nominees, except Mr. Anyah and Mr. Wehrle, currently serves as a trustee of the JNL Funds. Mr. Wehrle is currently an Independent Trustee of the JVST Funds. Each Trustee Nominee, except for Mr. Nerud and Mr. Wehrle, would be a new member of the Board if elected.

Information on the Trustees is provided below. Section 16 of the 1940 Act provides that, with limited exceptions, no person shall serve as a director of a registered investment company unless elected to that office by the holders of the outstanding voting securities of such company, at an annual or a special meeting duly called for that purpose. It is, therefore, necessary to hold a shareholder meeting for the purpose of electing each of the Trustee Nominees to the Board. The Current Trustees know of no reason why any of the Trustee Nominees will be unable to serve.

Qualifications

Current Trustees

As described above, the Current Trustees are David A. Agostine, Gregory P. Contillo, Mark D. Nerud, Dylan E. Taylor, Mark S. Wehrle, and Scot T. Wetzel.

An overview of the considerations that have led the Board in the past to conclude that each Current Trustee should so serve, together with certain biographical and other information relating to the Current Trustees, is set forth in Exhibit A.

Trustee Nominees

The Trust’s Nominating and Governance Committee considered and nominated the Independent Trustee Nominees, and recommended each for nomination by the Board. The Board then nominated the Trustee Nominees, each for election as a trustee by the Trust’s Shareholders. The following provides an overview of the considerations that led the Board to conclude that each of the Trustee Nominees should be nominated to serve as a trustee of the Trust to replace the Current Trustees in connection with the proposed Board Unification. Certain biographical and other information relating to the Trustee Nominees is set forth in Exhibit B.

The Board requested and reviewed extensive information regarding the Trustee Nominees and, as applicable, their governance practices as trustees of the JNL Funds. The Board considered a number of factors in determining to nominate the Trustee Nominees, including, as applicable, the Trustee Nominees’ current positions as trustees of the JNL Funds, their many years of experience overseeing mutual funds supporting variable products, their extensive knowledge of the JNAM organization, their business and professional experience, their reputations in the business community, and the expected cost savings to the Funds of having a common board oversee the JVST Funds and the JNL Funds. The Board also considered, among other factors, the particular attributes described below with respect to the Trustee Nominees:

Mark D. Nerud. Mr. Nerud has 29 years of experience with investment companies and advisers. He is President and CEO of the Adviser, and President and CEO of other investment companies advised by the Adviser. Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for ten years. Mr. Nerud is the former Chief Financial Officer of the Adviser and of other investment companies advised by the Adviser. Mr. Nerud has a Bachelor of Arts in Economics from St. Olaf College.

The Board considered Mr. Nerud’s various roles and executive experience with JNAM, his executive experience, financial and accounting experience, academic background, his experience as Trustee of JVST, and his approximately ten years of experience as Trustee of the JNL Funds.

Eric O. Anyah.  Mr. Anyah is the Chief Financial Officer of The Museum of Fine Arts, Houston.  Mr. Anyah has a Bachelor's degree from University of Illinois at Chicago, where he majored in History of Art and Architecture and a Master of Science in Accounting also from the University of Illinois at Chicago.

The Board considered that Mr. Anyah's executive experience, as well as his accounting and business experience.

Michael Bouchard. Mr. Bouchard is currently Sheriff of Oakland County Michigan. Mr. Bouchard has a Bachelor’s degree from Michigan State University, where he majored in criminal justice and police administration.

The Board considered Mr. Bouchard’s executive experience, academic background, and his approximately sixteen years of experience as Trustee of the JNL Funds.

Ellen Carnahan. Ms. Carnahan is a Principal of Machrie Enterprises LLC. Ms. Carnahan was formerly a Managing Director of William Blair Capital Management LLC. Ms. Carnahan is a board member of several corporate and philanthropic boards. Ms. Carnahan received a Bachelor of Business Administration from the University of Notre Dame and a Master’s of Business Administration from the University of Chicago.

The Board considered Ms. Carnahan’s executive experience, financial experience, academic background, and board experience with other companies and philanthropic organizations, as well as her three years of experience as Trustee of the JNL Funds.

William J. Crowley, Jr. Mr. Crowley is the Chairperson of the Board beginning in January 2014. Mr. Crowley formerly served as Managing Partner (Baltimore Office) of Arthur Andersen, and served on various corporate boards from 2003 to 2016. Mr. Crowley has a Bachelor of Arts and a Master’s in Business Administration from Michigan State University.

The Board considered Mr. Crowley’s accounting and financial experience, board experience with other companies, academic background, and his approximately ten years of experience as Trustee of the JNL Funds.

Michelle Engler. Ms. Engler was the Chairperson of the Board from January 2011 through December 2013. Ms. Engler is a practicing attorney. Ms. Engler is a former director of Federal Home Loan Mortgage Corporation. Ms. Engler received her Bachelor’s degree in Government at the University of Texas and is a graduate of the University of Texas Law School.

The Board considered Ms. Engler’s executive experience, board experience with a financial company, academic background, legal training and practice, and her approximately sixteen years of experience as Trustee of the JNL Funds, including three years as Chairperson of the JNL Board.

John Gillespie. Mr. Gillespie is Chief Financial Advisor of Yosi, Inc., and is also a professional business speaker and a writer for Simon & Schuster and the New Yorker magazine. Mr. Gillespie was formerly the Chief Financial Officer and Executive Vice President for the Mentor Network. Mr. Gillespie is a board member of several philanthropic boards. Mr. Gillespie received a Bachelor of Arts from Harvard College and a Master’s of Business Administration from Harvard Business School.

The Board considered Mr. Gillespie’s executive experience, financial experience, academic background, and board experience with philanthropic organizations, as well as his three years of experience as Trustee of the JNL Funds.

William R. Rybak. Mr. Rybak formerly served as Chief Financial Officer of Van Kampen Investments and is a Board Member of several corporate boards, including another mutual fund company. Mr. Rybak has a Bachelor of Arts degree in Accounting from Lewis University and a Master’s of Business Administration from the University of Chicago.

The Board considered Mr. Rybak’s board experience with other companies, financial experience, academic background and approximately ten years of experience as Trustee of the JNL Funds.

Mark S. Wehrle.  Mr. Wehrle has over 32 years of general business experience, including specific experience with accounting, auditing, internal controls and financial reporting that he gained as an audit partner serving financial services entities, including mutual funds.

The Board considered Mr. Wehrle's accounting, auditing and business experience. They further noted that Mr. Wehrle has been a Trustee of the Trust since July 2013.

Edward Wood. Mr. Wood formerly served as Chief Operating Officer of McDonnell Investment Management, LLC. Mr. Wood also was formerly President and Principal Executive Officer of the Van Kampen family of mutual funds, Chief Administrative Officer of Van Kampen Investments and Chief Operating Officer of Van Kampen Funds, Inc. Mr. Wood received a Bachelor of Science from the Wharton School of the University of Pennsylvania.

The Board considered Mr. Wood’s executive experience, financial and accounting experience and academic background, as well as his three years of experience as Trustee of the JNL Funds.

Patricia A. Woodworth. Ms. Woodworth is Vice President, Chief Financial Officer and Chief Operating Officer of The J. Paul Getty Trust, and was formerly the Executive Vice President for Finance and Administration and the Chief Financial Officer of the Art Institute of Chicago. Ms. Woodworth has a Bachelor of Arts from the University of Maryland.

The Board considered Ms. Woodworth’s executive experience, financial experience, academic background, and approximately ten years of experience as Trustee of the JNL Funds.

Board Leadership and Committee Structure

Current Structure

The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management. Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel are independent trustees, meaning that they are not considered “interested persons” of the JVST Funds or their investment adviser, JNAM (each, a “Current Independent Trustee” and collectively, the “Current Independent Trustees”), while Mr. Nerud is an interested trustee, meaning he is considered an “interested person” of the JVST Funds or their investment adviser, JNAM (a “Current Interested Trustee”). The Current Independent Trustees have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Trustee and management. The Board had four meetings in the last fiscal year. Each Trustee attended at least 75% of the aggregate of the total number of meetings of the Board and Committees on which he served during the periods that he served.

Mr. Agostine is currently the Chairman of the Board and presides over meetings of the Board. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him or her by the Trust’s organizational and operating documents and by the Board, which may include acting as a liaison with service providers, attorneys, the Trust’s officers including the Chief Compliance Officer and other Trustees between meetings.

The Current Trustees have established the following committees: the Audit Committee, the Nominating and Governance Committee (the “Governance Committee”), and the Investment Review Committee.

The Audit Committee assists the Board in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for providing the Board a recommendation for the Trust’s independent auditor and the auditor’s fee. The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee,” for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC. Currently, Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel are members of the Audit Committee, and Mr. Wehrle serves as Chair of the Audit Committee. The Audit Committee had five meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Governance Committee will accept trustee nominations from shareholders. Currently, Messrs. Agostine, Contillo, Taylor, Wehrle, and Wetzel are members of the Governance Committee, and Mr. Contillo serves as Chair of the Governance Committee. The Governance Committee had five meetings in the last fiscal year.

The Investment Review Committee reviews the performance of the Funds. The Investment Review Committee meets at least three times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting. Each Current Trustee participates in the Investment Review Committee, and Mr. Wetzel serves as Chair of the Investment Review Committee. The Investment Review Committee had three meetings in the last fiscal year.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Fund’s current operations. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics.

Expected Governance Structure if the Trustee Nominees are Elected

If elected, ten of the Trustee Nominees would be independent Trustees, and would have very similar responsibilities as described above for the Current Independent Trustees. The following is a summary of the governance and committee structure that the Board expects would be put in place if the Trustee Nominees are elected, which structure replicates that of the JNL Funds.

If elected by Shareholders, Mr. Crowley, an Independent Trustee Nominee, would serve as Chairman of the Board and preside over the meetings of the Board. If the Trustee Nominees are elected, the Trustee Nominees would establish the following committees: an Audit Committee, a Governance Committee, and three Investment Committees.

The Audit Committee would consist of five members, each of whom is an Independent Trustee Nominee: Messrs. Crowley, Rybak, Wood, and Mesdames. Carnahan and Engler. The functions performed by the Audit Committee would include assisting the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee would also be responsible for the selection, subject to ratification by the Board, of the Trust’s independent auditor, and for the approval of the auditor’s fee. The Audit Committee would review the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally. The Audit Committee would also serve as the Trust’s “Qualified Legal Compliance Committee,” for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC.

The Governance Committee would consist of five members, each of whom is an Independent Trustee Nominee: Messrs. Bouchard, Crowley, Gillespie and Ms. Woodworth. The Governance Committee would be responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board. The Governance Committee would also accept trustee nominations from shareholders.

The Investment Committees would consist of all of the Trustee Nominees. Mesdames Carnahan and Woodworth and Mr. Crowley would be members of Investment Committee A, and Ms. Carnahan would serve as Chair of Investment Committee A. Messrs. Bouchard, Nerud, and Wood and Ms. Engler would be members of Investment Committee B, and Mr. Wood would serve as Chair of Investment Committee B. Mr. Gillespie and Rybak would be members of Investment Committee C, and Mr. Gillespie would serve as Chair of Investment Committee C. The Investment Committees would be responsible for reviewing the performance of the Funds. Each Committee would meet at least four times per year and report the results of its review to the full Board at each regularly scheduled Board meeting.

Risk Oversight

Current and Expected Risk Oversight Structure if the Trustee Nominees are Elected

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds. As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Adviser, the Sub-Advisers, portfolio managers, the Trust’s independent auditors, the Trust’s officers including the Chief Compliance Officer, Jackson executives and outside counsel. The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen. There are not expected to be any changes to the Risk Oversight structure as a result of the Board Unification.

Shareholder Communications

Current Policies

Shareholders of the Funds may currently communicate directly with the Current Trustees by writing to the Chair of the Board, David W. Agostine, c/o Jackson Variable Series Trust, 1 Corporate Way, Lansing, Michigan 48951. Shareholders may also communicate with an individual trustee by writing to that trustee c/o Jackson Variable Series Trust, 1 Corporate Way, Lansing, Michigan 48951.

Expected Procedures if the Trustee Nominees are Elected

If the Trustee Nominees are elected, Shareholders of the Funds will be able to communicate directly with the Board by writing to the Chair of the Board, William J. Crowley, Jr., P.O. Box 30902, Lansing, Michigan 48909-8402. Shareholders will also be able to communicate with an individual trustee by writing to that trustee at P.O. Box 30902, Lansing, Michigan 48909-8402. Such communications to the Board or individual trustee will not be screened before being delivered to the addressee.

Policies Concerning Board Nominees

Current Policies

As outlined in the Trust’s Statement of Additional Information, the Board is responsible for considering Trustee nominees at such times as it considers electing new Trustees to the Board. The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates. The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating Trustee nominees, the Board and the Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board and the Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. The Governance Committee generally believes that the Board benefits from diversity of background, experience and views among its members, and considers this as a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. There are no differences in the manner in which the Board and the Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the current Chair of the Governance Committee, Gregory Contillo. At a minimum, the recommendation should include:

•	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	A statement concerning whether the person is an “interested person” as defined in the 1940 Act;

•	Any other information that the Funds would be required to include in a proxy statement, under applicable SEC rules, concerning the person if he or she was nominated; and

•
The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board and the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company. For a copy of the Governance Committee Charter, please refer to Exhibit C.

Expected Policies if the Trustee Nominees are Elected

If the Trustee Nominees are elected, the expected policies concerning shareholder nominees will be virtually identical to the Trust’s current policies except that if the Trustee Nominees are elected, a shareholder who wishes to recommend a Trustee nominee would submit his or her recommendation in writing to the Chair of the Governance Committee who is expected to be Michael Bouchard.

Compensation of Trustees

Exhibit D summarizes the compensation for each of the Current Independent Trustees paid by the Trust during each Fund’s most recently completed fiscal year ended December 31, 2016. As the Independent Trustee Nominees held no positions with the Trust, they received no compensation from any Fund during its most recently completed fiscal year. Exhibit D also summarizes the annual compensation expected to be paid by the Trust to the Independent Trustee Nominees if they are elected, which is based on the aggregate compensation paid to the Independent Trustee Nominees by the JNL Funds for service on the JNL Funds’ board for the fiscal year ended December 31, 2016. Because the expected overall compensation of the Independent Trustee Nominees would be spread over many more investment companies and a much larger asset base than is the compensation of the Current Trustees, the Trust is expected to bear lower expenses associated with the Trustees’ compensation as a result of being integrated into the board structure of the JNL Funds. Mr. Nerud, as an “interested person” of the Trust, would continue to not receive compensation from any of the Funds.

Indemnification and Insurance

The Trust Documents provide generally that every person who is, or has been, a trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (“Covered Person”) shall be indemnified by the Trust or the appropriate Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof. This indemnity is not available to any trustee or officer (i) against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) adjudicated by a court or body before which the proceeding was brought not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or (iii) in the event of a settlement, unless there has been a determination that such trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (A) by the court or other body approving the settlement; (B) by at least a majority of the trustees who are not “interested persons” of the Trust nor are parties to the matter; (C) by written opinion of independent legal counsel; or (D) by a vote of a majority of the outstanding shares entitled to vote (excluding any outstanding shares owned of record or beneficially by such individual). Covered Persons are also entitled to advancement of expenses in connection with the preparation and presentation of a defense in advance of a final disposition of a matter. Each Current Trustee has entered into a written indemnification agreement with the Trust. This undertaking, which extends for a period of five years after the Effective Date, provides that the Trust will indemnify each of the Current Trustees to the fullest extent permitted by law for all liabilities, costs, expenses and damages relating to, incurred, or resulting from their having served as Trustees of the Trust. This agreement is intended to supplement and clarify the indemnification provisions of the Trust Documents.

The Current Trustees are also insured under a Directors and Officers/Errors and Omissions (“D&O/E&O”) insurance policy, maintained by and at the expense of [the Trust, which insures the Trust and each of its trustees/directors against liability and expenses arising from or out of claims, actions or proceedings asserted or threatened against the Trust or its trustees/directors in their capacities as trustees of the Trust. In addition, the Current Independent Trustees are insured under a separate Independent Directors’ Liability insurance policy (“IDL”), maintained by and at the expense of the Trust, which insures the Current Independent Trustees against liability and expenses, with exceptions, arising out of claims, actions or proceedings asserted or threatened against the Current Independent Trustees in their capacities as independent trustees of the Trust, for claims or amounts that are not covered by the D&O/E&O insurance policy.

In anticipation of their leaving the Board, the Current Trustees approved an IDL “tail” or “run off” policy covering solely the Current Independent Trustees, with coverage beginning on the Effective Date and continuing until January 1, 2023. The premium for this policy will be paid for by the Funds.

Certain Positions of Independent Trustees and their Family Members

As of May 1, 2017 [to be updated by amendment], none of the Current Trustees, the Independent Trustee Nominees, nor any member of their immediate families, held a position (other than the Current Trustees’ position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with (i) any Fund, and/or (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As is described in the Prospectus, shares in the Funds of the Trust are sold only to Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York and to Jackson qualified and non-qualified retirements plans. Therefore, as of May 1, 2017, none of the Current Trustees, the Trustee Nominees and executive officers of the Trust as a group beneficially owned interests in shares of the Funds.

Ownership by Independent Trustees of Interests in Certain Affiliates of the Trust

As of May 1, 2017, none of the Current Trustees, Independent Trustee Nominees, nor any member of their immediate families, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

Officers

Information relating to the current officers of the Trust and the officers expected to be appointed if the Board is elected is set forth in Exhibit E and Exhibit F to this Proxy Statement, respectively. Officers of the Trust are elected and appointed by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve.

Information Concerning the Trust’s Independent Registered Public Accounting Firm

At the time of Board Unification, it is expected that the Trust’s Independent Registered Public Accounting Firm will remain KPMG LLP. KPMG LLP, 200 E. Randolph Street, Chicago, Illinois 60601, will continue to audit and report on the Trust’s annual financial statements and will perform other professional accounting, auditing, tax, and advisory services when engaged to do so. Information regarding KPMG LLP is set forth in Exhibit G.

Required Vote

An affirmative vote of a plurality of the shares, present in person or represented by proxy at the Meeting is required to elect the nominees. It is the intention of the persons named in the enclosed proxy to vote the shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS VOTE “IN FAVOR” OF THE ELECTION OF THE TRUSTEES FOR THE BOARD LISTED IN PROPOSAL 1.

PROPOSAL 2: TO APPROVE AN AMENDED AND RESTATED DISTRIBUTION PLAN FOR EACH FUND.

On March 8, 2017 the Board approved the renaming of the Fund’s existing shares as Class A shares and the creation of a new class of shares known as Class I shares. These changes are expected to go into effect for each Fund, including funds-of-funds, on or about September 25, 2017 pursuant to a Board-approved multi-class plan permitted by Rule 18f-3 under the 1940 Act for each Fund of the Trust. This implementation of a multi-class plan does not require shareholder approval. Please note that the references to Class A shares below are intended to refer to the future state of the Funds once these changes are fully implemented – all references to Class A shares below are references to the existing shares of the Fund(s) that you own as of the record date for the meeting that will be renamed on or about September 25, 2017.

Shareholders of each Fund of the Trust are being asked to approve an amended and restated distribution plan (the “Amended Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Amended Plan, each class A share of each Fund of the Trust would be charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.30% of the average daily net assets of the Fund. The class I shares of each Fund would not have any 12b-1 fees under the Amended Plan. The 12b-1 fees for the class A shares compensate Jackson National Life Distributors LLC (“JNLD”), the distributor for the Funds, for shareholder servicing and distribution services for the Funds. The Amended Plan would also revise and clarify a number of other provisions in the existing distribution plan, dated December 14, 2016 for the class A shares of the Funds (the “Current Plan”). Among such revisions, the Amended Plan would change the payment mechanism in the Current Plan from a “reimbursement” plan to “compensation” plan. This change would allow the Funds to pay compensation to JNLD for shareholder servicing and distribution services provided to the Funds, not limited to reimbursement of actual expenses of JNLD. As discussed below under “Summary of the Plan” this change would reduce administrative inefficiencies caused by the reimbursement structure of the Current Plan.

Several Funds are structured as funds-of-funds, which means that they invest all or substantially all of their assets in other JVST and/or JNL Funds. The funds-of-funds are not currently covered by the Current Plan, and therefore, do not pay directly a 12b-1 fee. These Funds, however, do bear indirectly the 12b-1 fees paid by the underlying Funds in which they invest. The following Funds are structured as funds-of-funds and are not currently covered by the Plan: JNAM Guidance Interest Rate Opportunities Fund, JNAM Guidance – Conservative Fund, JNAM Guidance – Moderate Fund, JNAM Guidance – Moderate Fund, JNAM Guidance – Growth Fund, JNAM Guidance – Moderate Growth Fund, JNAM Guidance – Maximum Growth Fund, JNAM Guidance – Alt 100 Fund, JNAM Guidance – Equity 100 Fund, JNAM Guidance – Fixed Income 100 Fund, and JNAM Guidance – Real Assets Fund (collectively, the “Funds of Funds”). Under the Amended Plan, these Funds of Funds would be covered by the Amended Plan and the class A shares of each Fund of Funds will directly pay the 12b-1 fee. However, it is anticipated that following the adoption of the Amended Plan, each Fund of Funds will invest in a different share class of underlying funds that do not incur 12b-1 fees associated with them. Therefore, the Funds of Funds will no longer bear the indirect 12b-1 fees paid by the underlying Funds in which they invest. The Amended Plan will not be implemented with respect to any Fund of Funds until all of the shares of each underlying fund in which such Fund of Funds invests are a share class that does not incur a 12b-1 fee.

Board Approval and Recommendation

At an in-person meeting of the Board held on March 8, 2017, the Current Trustees, including the Current Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Amended Plan or in any related agreement (the “Current Independent Trustees”), unanimously approved the Amended Plan for each Fund of the Trust covered by the Amended Plan and recommended that each such Fund’s Shareholders approve the Amended Plan.

If Shareholders approve the Amended Plan, even though the proposal is to increase the 12b-1 fee, the overall combined contractual investment management/administrative fee rate and the 12b-1 fee under the Amended Plan will be less than or equal to the overall combined contractual investment management/administrative fee rate and the maximum 12b-1 fee under the Current Plan for all Funds other than the Funds of Funds. For the Funds of Funds, the overall Total Expenses will be less than or equal to the current Total Expenses for each Fund of Funds as a result of an offsetting decrease in acquired fund fees and expenses due to the absence of 12b-1 fees charged to the underlying funds.

Background

Rule 12b-1 under the 1940 Act permits a mutual fund to finance the distribution and sale of its shares out of fund assets, but only in compliance with the requirements, terms and conditions set out in Rule 12b-1. Rule 12b-1 requires any mutual fund paying distribution expenses to adopt a written plan, which is sometimes referred to as a “Rule 12b-1 plan.” In order to be adopted and implemented, a Rule 12b-1 plan initially must be approved by the board of trustees of a mutual fund, including the trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the mutual fund and who have no direct or indirect financial interest in the operation of the plan or in any agreement related to the plan. A Rule 12b-1 plan also must be approved by the affirmative vote of at least “a majority of outstanding voting securities” (as that term is defined in the 1940 Act) of the fund if the plan is adopted after the relevant share class is offered to the public. A Rule 12b-1 plan may not be amended to increase materially the amount to be spent for distribution without approval of both the board of trustees of the mutual fund and a majority of outstanding voting securities of the mutual fund. Rule 12b-1 additionally requires that the board of trustees of the mutual fund be provided with quarterly written reports detailing the amounts spent under the plan and the purposes for the expenditures.

The class A shares of the Funds of the Trust (other than the Funds of Funds) are currently subject to a 12b-1 fee at the annual rate of 0.20% of average daily net assets for class A shares pursuant to a distribution agreement with JNLD (the “Distribution Agreement”), and in accordance with the maximum fee allowable under the Current Plan. The Distribution Agreement was last approved by the Board on December 14, 2016.

If approved by Shareholders, the Amended Plan would increase the maximum 12b-1 fee to an annual rate of 0.30% of average daily net assets of each class A share of each Fund, including the class A shares of the Funds of Funds (which, as noted above, will no longer indirectly bear any 12b-1 fees through underlying funds). As described below, the increased 12b-1 fee would compensate JNLD, the principal underwriter for the Funds, for additional distribution services provided and expenses incurred by JNLD and its affiliates in connection with the distribution of class A shares of the Funds. Based on discussions and negotiations between the Board and JNAM at an in-person meeting held on March 8, 2017, the Board and JNAM agreed to a reduction in the contractual investment management/administrative fee rate paid by the Funds to JNAM, to be implemented at the same time as the increase in the 12b-1 fee. The amount of the reduction in the contractual investment management/administrative fee rate is greater than or equal to the increase in the class A 12b-1 fee rate. Therefore, despite the increase in the maximum 12b-1 fee rate, based on current asset levels, class A Shareholders are protected from an increase in total expense ratio as a result of the change in 12b-1 fee rates due to the offsetting reduction in the contractual management/administrative fee rate for each Fund other than the Fund of Funds. Class A Shareholders of the Funds of Funds are also protected from an increase in total expense ratio as a result of the change in 12b-1 fee rates for the Funds of Funds due to the offsetting reduction in the acquired fund fees and expenses.

Summary of the Amended Plan

The proposed Amended Plan is attached to this Proxy Statement as Exhibit H. The following description of the Amended Plan is only a summary. You should refer to Exhibit H for the complete Amended Plan.

Under the Current Plan, each class A share of each Fund, excluding the Funds of Funds, is charged a 12b-1 fee at the annual rate of 0.20% of the average daily net assets attributable to each such Fund whereas the Amended Plan is proposing to charge a 12b-1 fee at the annual rate of 0.30% of the average daily net assets attributable to each class A share of each Fund, including the Funds of Funds. The fee compensates JNLD and its affiliates for providing, distribution and other services and paying certain distribution and other service expenses. The fees are accrued daily and paid within forty-five days of the end of each month. The activities to be covered under the Amended Plan would include, but would not be limited to, the following:

•
Developing, preparing, printing, and mailing of Fund sales literature and other promotional material describing and/or relating to the Funds, including materials intended for use by Jackson National Life Insurance Company and its affiliates, or for broker-dealer only use or retail use.

•	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares.

•	Paying compensation to and expenses, including overhead, of employees of JNLD that engage in the distribution of variable insurance products that offer the Funds (“Insurance Contracts”).

•
Paying compensation to broker-dealers or other financial intermediaries that engage in the distribution of Insurance Contracts, including, but not limited to, certain commissions, servicing fees and marketing fees.

•
Providing services, related to the Funds, to Insurance Contract owners; such services will include, but not be limited to, assisting the Funds with proxy solicitations, obtaining information, answering questions, providing explanations to Insurance Contract owners regarding the Funds’ investment objectives and policies and other information about the

Funds, including the performance of the Funds, and developing and providing electronic capabilities or information technology platforms to assist in providing any of the foregoing services to Insurance Contract owners.

•	Printing and mailing of Fund prospectuses, statements of additional information, supplements, and annual and semiannual reports for prospective owners of Insurance Contracts.

•	Training sales personnel regarding sales of Insurance Contracts on matters related to the Funds.

•	Compensating sales personnel in connection with the allocation of cash values and premiums of the Insurance Contracts to the Funds.

•	Providing periodic reports to the Funds and regarding the Funds to third-party reporting services.

•	Reconciling and balancing separate account investments in the Funds.

•	Reconciling and providing notice to the Funds of net cash flow and cash requirements for net redemption orders.

•	Confirming transactions.

•	Financing other activities that the Board determines are primarily intended to result, directly or indirectly, in the servicing or sale of Fund shares.

The Trust’s Current Plan is considered a “reimbursement” plan whereas the Amended Plan is of a type known as a “compensation” plan. Under a typical compensation-based plan, a fund’s distributor receives service and/or distribution payments that are based on a percentage of the fund’s average daily net assets. The distributor, in turn, pays the expenses of servicing and/or distributing fund shares. Because the amount the fund pays to the distributor is not directly related to the services provided, the distributor in any given year may receive additional compensation or suffer a shortfall, depending on the amount actually spent for service and/or distribution. Under a typical reimbursement plan, the maximum amount of fund assets that can be spent for service and/or distribution in any given year is determined by use of a formula based on a percentage of net sales or average daily net assets. However, the fund’s distributor may actually incur expenses for servicing and/or distributing fund shares in that year that substantially exceed the maximum amount payable under the plan. When this happens, the excess expenses may be “carried forward,” with the expectation that the distributor will be reimbursed out of payments made under the fund’s 12b-1 plan in future years when the actual service and/or distribution expenses incurred are less than the maximum set under the plan. Additionally, since the distributor advances the cost of servicing and/or distributing fund shares, the amount carried forward may also include an interest or finance charge.

It is important to note that, as a reimbursement plan, it is possible under the Current Plan for JNLD to receive less than the maximum 12b-1 fee allowable under the plan, in the event that the actual distribution and servicing expenses incurred by JNLD do not reach the maximum allowable percentage of the average daily net asset value of the shares a particular Fund. However, it should be noted that JNLD’s expenses have always historically exceeded the 12b-1 fee charged to the class A shares for each Fund, and JNLD was never reimbursed less than the maximum 0.20% 12b-1 fee in any year in which the plan was in effect. With the proposed change in 12b-1 fee from 0.20% to 0.30% and the additional changes to the services in the Amended Plan, JNAM and JNLD anticipate that the distribution and/or servicing expenses will continue to exceed the Rule 12b-1 fee collected for the foreseeable future. As such, the change from a reimbursement plan to compensation plan is not expected nor intended (in and of itself) to increase the fee collected by JNAM. Instead, this change is proposed solely to reduce unnecessary complexity and administrative inefficiencies caused by the need to track expenses and interest charges that are carried forward between periods, and the reimbursable amounts under the plan in each period.

The Amended Plan and any related agreements continue in effect, with respect to each Fund, for a period of more than one year only so long as such continuance is specifically approved at least annually by a majority vote of (a) the Trust’s Board of Trustees and (b) the Independent Trustees of the Trust, cast in person at a meeting called for the purpose of voting on the Amended Plan or such agreement, as applicable. In addition, the Amended Plan and any related agreements may be terminated at any time with respect to any Fund by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities representing the shares of that Fund. The Amended Plan may not be amended to increase materially the amount of distribution and shareholder service fees permissible with respect to any Fund until it has been approved by the Board and by a vote of at least a majority of the outstanding voting securities representing the shares of that Fund.

Under the Amended Plan, class A shares of each applicable Fund would be charged a 12b-1 fee at the annual rate of 0.30% of the average daily net assets attributable to the class A shares of the Fund. The fee would cover all of the services and expenses covered under the Current Plan and would compensate JNLD and its affiliates for additional distribution services and expenses, including but not limited to certain commissions, servicing fees and marketing fees paid by JNLD or its affiliates to broker-dealers and other financial intermediaries (collectively, “financial intermediaries”) that engage in the distribution of class A shares of the Funds through the distribution of the Variable Contracts using the Funds as investment options. Commissions compensate financial intermediaries for sales of the Variable Contracts and Funds, and servicing and marketing fees compensate financial intermediaries for services such as educating customers on the Variable Contracts and the Funds, supporting the sales efforts of JNLD for the Contracts and the Funds, and providing priority sales support and positioning for the Contracts and the Funds.

Other provisions of the Current Plan would remain unchanged in the Amended Plan, including the quarterly Board reporting and annual Board approval. In addition, as noted above, the Amended Plan could not be amended to increase materially the amount of the fee until it had been approved by the Board and by a vote of at least a majority of the outstanding voting securities of the Fund.

Fee Offset & Reduction

If the Amended Plan is approved by Shareholders of the Funds, the Board and JNAM have agreed to a reduction to the contractual investment management/administrative fee rate that JNAM receives from the Funds in an amount that offsets the increase in the 12b-1 fee rate for all Funds other than the Funds of Funds. This will be accomplished by the execution of an amendment to the investment management agreement and/or the administration agreement between the Trust and JNAM. The amendment will reduce the contractual investment management/administrative fee rate for each Fund for which the proposal is approved by amounts ranging from 10 to 37 basis points per Fund, which takes into consideration the addition of new breakpoints for certain contractual investment management and/or administration fee rates and the permanent implementation of certain voluntary and/or contractual fee waivers without any diminution in the nature or quality of services JNAM will provide under such agreements. Therefore, for each Fund other than the Funds of Funds for which this proposal is approved, at current asset levels the overall combined contractual investment management/administrative fee rate plus the maximum 12b-1 fee rate would either stay the same or decrease. For each Fund of Funds for which this proposal is approved, the total expense ratio, which includes the addition of a 12b-1 fee and an offsetting reduction in acquired fund fees and expenses, would either stay the same or decrease. Neither the contractual investment management fee rate nor the 12b-1 fee rate could be increased for any Fund or Fund of Funds without both Board and Shareholder approval.

Because future Fund fees and expenses are based on a variety of factors and not only the contractual investment management/administrative fee rate and the 12b-1 fee rate, it is possible that a Fund’s overall expenses could increase at any time in the future even though each Fund approving this proposal will receive the benefit of the reduction in the contractual investment management/administrative fee rate. In addition, certain Funds will not see an immediate reduction in the level of expenses actually borne by the Fund because the Fund may be benefiting from a fee waiver or expense limitation provided by JNAM. Those fee waivers and expense limitations are either voluntary (which means that JNAM may withdraw the fee waiver or expense limitation with notice to the Board) or contractual (which means that JNAM has agreed to keep the fee waiver or expense limitation in place for a set period of time, generally one year). The current fee waivers or expense limitations are either voluntary or contractual through April 24, 2017. JNAM has agreed to extend the contractual fee waivers and expense limitations currently in place for certain Funds through at least April 30, 2018. The fee waivers and expense limitations will be reviewed by the Board in connection with the 2017 annual review of advisory and distribution arrangements. It is possible that the fee waivers and expense limitations could be revised or eliminated based on the negotiations between the Board and JNAM as part of the 2017 annual review process. The Board and JNAM take into account a variety of factors in determining whether to continue, revise or eliminate fee waivers and expense limitations, including but not limited to comparative fee and expense information and comparative performance information. However, JNAM has agreed to make the voluntary and/or contractual fee waivers currently in place for the JNL Tactical ETF Conservative Fund, JNL Tactical ETF Moderate Fund, JNL ETF Tactical ETF Growth Fund, JNL/AQR Risk Parity Fund, JNL/BlackRock Global Long Short Credit Fund, JNL/Eaton Vance Global Macro Absolute Return Advantage Fund, JNL/Nicholas Convertible Arbitrage Fund, JNL/PPM America Long Short Credit Fund, and JNL/WCM Focused International Equity Fund permanent fee reductions that cannot be removed without Board and Shareholder approval. In addition, the existing voluntary fee waiver of 5 bps in place for the JNL/American Funds® Growth Fund will be converted to a contractual fee waiver and added to the Fund’s current contractual fee waiver (50 bps) for such time as the JNL/American Funds® Growth Fund is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services.

Implementation of the Amended Plan

If approved by Shareholders, it is anticipated that the Amended Plan will become effective July 1, 2017, except for with respect to the increase in the 12b-1 fee rate and the addition of the Funds of Funds to the plans. As of such date, among other changes, the Amended Plan will change from a "reimbursement" plan to a "compensation" plan as discussed above.

The revised fee schedules for each Amended Plan will become effective on or about September 25, 2017. Upon the effectiveness of the revised fee schedules, the 12b-1 fee rate for the class A shares of the Funds will be increased from 0.20% to 0.30%, and a 12b-1 fee rate of 0.30% will be added for the class A shares of the Funds of Funds.  Until a revised fee schedule becomes effective, the applicalbe fee schedule under the Current Plan shall remain in effect.  Further, as discussed above, the contractual investment management/administrative fee rates will be reduced for all Funds other than the Funds of Funds, and the Funds of Funds will have an offsetting reduction in acquired fund fees and expenses. However, if a Fund does not approve the new 12b-1 fee change, then the other fee reductions described above would not be implemented for such Fund.

Board Consideration of the Amended Plan

The Board of Trustees, including the Independent Trustees, considered JNAM’s proposal that the Board adopt the Amended Plan for each covered Fund at in-person meetings of the Board held on March 8, 2017. The Independent Trustees and their independent counsel also discussed the proposal with JNAM before the meetings. The Board approved the Amended Plan at the March 8, 2017 meeting and recommended that Shareholders also approve the Amended Plan.

JNAM explained to the Board that JNLD and its affiliates provide significant distribution services and incur significant expenses in connection with the distribution and sale of the class A shares of the Funds as investment options under the Contracts. JNAM explained that the current 12b-1 fee rate of 0.20% for certain Funds was designed to compensate JNLD and its affiliates for certain administrative and distribution services and expenses but was not designed to compensate JNLD and its affiliates for commissions, servicing fees and marketing fees paid to financial intermediaries distributing the Variable Contracts and the Funds’ class A shares. JNAM explained that it believes that a portion of such commissions and fees appropriately should be allocated to the distribution of each Fund’s class A shares, which are an important part of the Contract and are distributed in connection with the Variable Contract sales. Moreover, JNAM explained that due to the increasingly complex and sophisticated nature of the Funds over at least the past five years, JNLD and its affiliates as well as the financial intermediaries have devoted considerable additional resources to provide appropriate levels of service, education and support to Contract Owners. JNAM explained that the level of support and the importance of the Funds and their investment strategies to Contract Owners, have increased over the years. JNAM explained to the Board that the 0.30% 12b-1 fee rate would compensate JNLD for distribution initiatives and JNLD’s payments to financial intermediaries for distribution services and expenses. JNAM noted that supporting services to current Contract Owners and sales to new Contract Owners helps to maintain and grow Fund asset levels, and that decreasing asset levels could lead to increased expense ratios and could lead portfolio managers to sell securities at inopportune times to meet redemption requests. JNAM also explained that the 0.30% 12b-1 fee is consistent with the level of 12b-1 fee charged by many funds used by other insurance companies as investment options under their contracts.

At the March 8, 2017 meeting, JNAM proposed that the adoption of the Amended Plan and the 0.10% increase in the 12b-1 fee rate be accompanied by a decrease in the contractual management/administrative fee rate for each Fund covered by the Amended Plan other than the Funds of Funds, and that the addition of a 0.30% 12b-1 fee for each class A share of the Fund of Funds be accompanied by an offsetting decrease in acquired fund fees and expenses, as discussed above. The Independent Trustees met in executive session with their independent counsel to review the proposal. Overall, the net result of these fee changes will result in an ongoing contractual reduction of total combined gross fees paid under the management agreement and Distribution Agreement of approximately $[ ] million, based on current asset levels.

In determining whether to approve the Amended Plan and recommend its approval to shareholders, the Board, including the Independent Trustees, with the advice and assistance of independent legal counsel, inquired into a number of matters and considered the following factors, among others: (1) the history and growth of the Trust and its Funds over time; (2) growth and changes in the distribution and servicing needs of the Trust and its Funds which made approval of the Amended Plan necessary and appropriate; (3) the administrative and distribution services to be provided and the expenses to be paid under the Amended Plan; (4) the fact that the Funds have historically paid the maximum 12b-1 fee under the Current Plan; (5) the reduction in administrative inefficiencies caused by the compensation plan structure, and the fact that the compensation plan structure is consistent with the plans for industry competitors; (6) the fact the JNLD expects its distribution and servicing expenses to exceed the increased 12b-1 fee under the Amended Plan; (7) the fact that, due to the reduced contractual investment management/administrative fee rate agreed to by JNAM, the combined contractual investment management/administrative fee and the maximum12b-1 fee would either stay the same or decrease following implementation of the Amended Plan; (8) the fact that JNAM agreed to extend the fee waivers and expense limitations currently in place for certain of the Funds for an additional year (through at least April 30, 2018); (9) the fact that JNAM agreed to make all voluntary fee waivers permanent; and (10) the fact that JNAM agreed to make the contractual fee waivers permanent for certain Funds. In considering the Amended Plan, the Board did not identify any single factor or information as all important or controlling and each Trustee may have attributed different weight to each factor.

In connection with its deliberations, the Board took into account information prepared specifically in connection with the consideration of the Amended Plan, as well as information furnished and discussed throughout the year at regular and special Board meetings. The information specifically prepared by JNAM for the March 8, 2017 meeting included a detailed memorandum and other materials addressing the factors outlined above. Information furnished and discussed throughout the year included information regarding the Trust’s administrative and distribution arrangements, as well as periodic reports on administrative and distribution expenses incurred by JNLD and its affiliates. In particular, the Board considered the discussions between the Independent Trustees and JNAM, including during the various executive sessions at the March 8, 2017 meeting regarding the proposed increase to the 12b-1 fee for class A shares and the corresponding decrease in the contractual investment management/administrative fee or acquired fund fees and expenses.

The Independent Trustees met in executive sessions during the March 8, 2017 meeting at which the Amended Plan was considered and approved, to review the information provided. Management of JNAM attended portions of the executive session to review and discuss matters relating to the Amended Plan and to provide additional information requested by the Independent Trustees. At the meeting and during the portions of the executive session attended by JNAM management, the Independent Trustees and JNAM management engaged in discussions regarding the Amended Plan and the reductions to the contractual investment management/administrative fee. The Independent Trustees were assisted by independent counsel during the meeting and during their deliberations regarding the Amended Plan, and also received materials discussing the legal standards applicable to their consideration of the Amended Plan.

In connection with its deliberations, and specifically with respect to the change to a compensation plan, the Board noted the fact that the Funds have historically paid the entire maximum 12b-1 under the Current Plan, and the fact that JNLD expects its distribution and related service expenses to continue to exceed the increased 12b-1 fee under the Amended Plan. With respect to the fee rate increase, the Board gave particular attention to the fact that the approval of the Amended Plan would result in either no change or a decrease in the combined contractual gross investment management/administrative fee and the maximum 12b-1 fee for each Fund other than the Funds of Funds, and would result in either no change or a decrease in the total expense ratio for each Fund of Funds. The Board, however, also noted that the fee reductions and waivers which would be implemented if the Amended Plan were approved did not guarantee that the overall fees and expenses paid by shareholders would always be lower than the expenses and fees paid by shareholders prior to the implementation of the Amended Plan, because future Fund fees and expenses could increase due to a number of different factors, and the fee rate reduction agreed to by JNAM would not necessarily be sufficient to offset a future increase in Fund expenses. The Board considered the fact that JNAM agreed to extend the contractual fee waivers and expense limitations currently in place for certain of the Funds for an additional year (through at least April 30, 2018). The Board also considered the fact that JNAM agreed to make voluntary and/or contractual waivers for certain Funds permanent.

In addition, the Board considered that (1) the Amended Plan would require that the Trustees be provided, and that they review, on at least a quarterly basis, a written report describing the amounts expended under the Amended Plan and the purposes for which such expenditures were made; (2) the adoption of the Amended Plan would provide the Board with additional information regarding shareholder servicing and distribution of the Funds’ shares and (3) the overall shareholder and distribution servicing arrangements for the Trust would assist in maintaining the competitive position of the Funds in relation to other insurance fund complexes.

After consideration of the factors noted above, together with other factors and information considered relevant, the Board, including the Independent Trustees, concluded that there was a reasonable likelihood that the Amended Plan would benefit the Funds and their Shareholders. Based on its review, the Board, including the Independent Trustees, approved the Amended Plan and directed that the Amended Plan be submitted to the Shareholders of each Fund for approval.

The table below discloses the amount of distribution fees paid by each of the Trust’s Funds to JNLD during fiscal year ended December 31, 2016, and also discloses the amount of fees paid by each Fund to JNLD as a percentage of each Fund’s average net assets for this same time period.

Fund	Distribution Fees Paid as of December 31, 2016	Fees Paid as a Percentage of Each Fund's Average Net Assets
JNL Tactical ETF Conservative Fund	$198,132	0.20%
JNL Tactical ETF Moderate Fund	$445,298	0.20%
JNL Tactical ETF Growth Fund	$317,830	0.20%

Fund	Distribution Fees Paid as of December 31, 2016	Fees Paid as a Percentage of Each Fund's Average Net Assets
JNL/American Funds® Global Growth Fund	$181,946	0.20%
JNL/American Funds® Growth Fund	$395,443	0.20%
JNL/AQR Risk Parity Fund	$68,301	0.20%
JNL/BlackRock Global Long Short Credit Fund	$816,623	0.20%
JNL/DFA U.S. Micro Cap Fund	$175,735	0.20%
JNL/DoubleLine® Total Return Fund	$4,847,482	0.20%
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	$885,308	0.20%
JNL/Epoch Global Shareholder Yield Fund	$195,742	0.20%
JNL/FAMCO Flex Core Covered Call Fund	$264,572	0.20%
JNL/Lazard International Strategic Equity Fund	$210,361	0.20%
JNL/Neuberger Berman Currency Fund	$438,214	0.20%
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	$59,292	0.20%
JNL/Nicholas Convertible Arbitrage Fund	$822,650	0.20%
JNL/PIMCO Credit Income Fund	$551,509	0.20%
JNL/PPM America Long Short Credit Fund	$378,008	0.20%
JNL/T. Rowe Price Capital Appreciation Fund	$1,958,549	0.20%
JNL/The Boston Company Equity Income Fund	$236,580	0.20%
JNL/The London Company Focused U.S. Equity Fund	$312,902	0.20%
JNL/Van Eck International Gold Fund	$123,609	0.20%
JNL/WMC Focused International Equity Fund	$1,807,471	0.20%

Approval of the amended Plan with respect to the class A shares of a Fund will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Fund, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Fund, or (ii) 67% or more of the voting securities of the Fund present at the Meeting if more than 50% of the Fund’s outstanding voting securities are present at the Meeting in person or by proxy. For this purpose, “voting securities” refers to the shares of each Fund. The approval of the amended Plan by the Shareholders of a Fund is not contingent upon the approval of the amended Plan by the Shareholders of any other Fund.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF EACH FUND VOTE “FOR” APPROVAL OF THE AMENDED PLAN UNDER PROPOSAL 2.

PROPOSAL 3: TO APPROVE AN AMENDMENT TO THE TRUST’S DECLARATION OF TRUST.

At an in-person meeting of the Board held on March 8, 2017, the Board, including the Current Independent Trustees, unanimously approved a proposed amendment to the Trust’s Declaration of Trust to add a new section that discusses shareholders rights to bring or maintain court actions, proceedings or claims on behalf of the Trust or Funds.

The proposed amendment would align the Trust’s Declaration of Trust with certain changes being proposed to the shareholders of the JNL Fund Complex under a separate proxy statement. If the proposed amendment is approved by Shareholders, the following language will be added as Article V, Section 5.13:

Derivative Claims. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any Series without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or series would otherwise result. Such demand shall be mailed to the Secretary of the Trust at the Trust’s principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or Series, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or a series shall be subject to the rights of the Shareholders under Article V, Section 5.9 hereof to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

Approval of the Amendment to the Declaration of Trust will require the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust, which means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of the Trust, or (ii) 67% or more of the voting securities of the Trust present at the Meeting if more than 50% of the Trust’s outstanding voting securities are present at the Meeting in person or by proxy.

THE BOARD, INCLUDING ALL OF ITS INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE TRUST VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE DECLARATION OF TRUST UNDER PROPOSAL 3.

OUTSTANDING SHARES

The Trustees have fixed the close of business on May 1, 2017, as the Record Date for the determination of the Shareholders entitled to vote at the Meeting. Shareholders on the Record Date will be entitled to one vote for each full share held and to a proportionate fractional vote for each fractional share. As of the Record Date, there were issued and outstanding the following number of Fund shares:

Fund	Shares Outstanding
JNAM Guidance – Interest Rate Opportunities Fund	[to be provided by amendment]
JNAM Guidance – Conservative Fund
JNAM Guidance – Moderate Fund
JNAM Guidance – Growth Fund
JNAM Guidance – Moderate Growth Fund
JNAM Guidance – Maximum Growth Fund
JNAM Guidance – Alt 100 Fund
JNAM Guidance – Equity 100 Fund
JNAM Guidance – Fixed Income 100 Fund
JNAM Guidance – Real Assets Fund
JNL Tactical ETF Conservative Fund
JNL Tactical ETF Moderate Fund
JNL Tactical ETF Growth Fund
JNL/American Funds® Global Growth Fund
JNL/American Funds® Growth Fund
JNL/AQR Risk Parity Fund
JNL/BlackRock Global Long Short Credit Fund
JNL/DFA U.S. Micro Cap Fund
JNL/DoubleLine® Total Return Fund
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund
JNL/Epoch Global Shareholder Yield Fund
JNL/FAMCO Flex Core Covered Call Fund
JNL/Lazard International Strategic Equity Fund
JNL/Neuberger Berman Currency Fund
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund
JNL/Nicholas Convertible Arbitrage Fund
JNL/PIMCO Credit Income Fund
JNL/PPM America Long Short Credit Fund
JNL/T. Rowe Price Capital Appreciation Fund
JNL/The Boston Company Equity Income Fund
JNL/The London Company Focused U.S. Equity Fund
JNL/Van Eck International Gold Fund
JNL/WMC Focused International Equity Fund

As of [May 1, 2017], the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Fund.

Because shares in the Trust are sold only to Jackson National, Jackson of NY, certain Funds of the Trust, and certain investment companies managed by affiliates of the Adviser organized as Fund of Funds, Jackson National, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson National, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson National and Jackson of NY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to Shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson National through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting.

As of the Record Date, [May 1, 2017], the following persons owned 5% or more of the shares of the Fund either beneficially or of record:

Fund	Name and Address	Amount of Ownership	Percentage of Shares owned
[to be provided by amendment]

Contract Owners may be deemed to have an indirect beneficial interest in the Fund shares owned by the separate accounts. As noted above, Contract Owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. As of [May 1, 2017], no persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of the Fund. [to be updated by amendment]

CONTINGENCY PLAN

The proposals on this Proxy Statement are not contingent upon each other to be approved. Therefore, if Proposal 1 (election of directors) is not approved as of the Effective Date, the Board (as composed at that time) will consider what actions are appropriate and in the best interests of Contract Owners, including the possible appointment of an interim board (which may be the JNL Funds’ Board), or other possible alternatives. Similarly, if Proposals 2 and/or 3 are not approved by Contract Owners, the Board will consider what actions are appropriate and in the best interests of Contract Owners that have assets invested in that Fund. While the Board has made no determination regarding this contingency, it is possible that the Board would determine to re-solicit the Shareholders of the Fund to approve either of the proposals.

OTHER BUSINESS

The Trustees do not intend to present and do not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

The Trust does not hold regular meetings of Shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of Shareholders should send their written proposals to the Secretary of the Trust at the address set forth on the first page of this proxy statement.

Proposals must be received a reasonable time prior to the date of a meeting of Shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent meeting of Shareholders will vote in their discretion with respect to proposals submitted on an untimely basis.

SOLICITATION OF PROXIES AND CONTRACT OWNER VOTING INSTRUCTIONS

In addition to the mailing of these proxy materials, voting instructions may be solicited by letter, telephone, or personal contact by officers or employees of the Trust, JNAM, or Jackson National.

JNAM, as the Trust’s Administrator, has retained the services of Mediant Communications (“Mediant”), 400 Regency Parkway, Suite 200, Cary, North Carolina 27519, to assist in the printing, mailing of proxy statements and the solicitation of voting instructions. The anticipated cost of the services to be provided by Mediant in connection with this proxy solicitation is approximately $182,300.

The costs of the printing and mailing of the Notice, this Proxy Statement, and the accompanying voting instruction card, and the solicitation of Contract Owner voting instructions, will be split 50/50 between JNAM and the Trust.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED VOTING INSTRUCTIONS FORM IS REQUESTED.
A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

Mark D. Nerud Trustee, President, and Chief Executive Officer

Dated: May 10, 2017 Lansing, Michigan

Exhibit A: Information Pertaining To Current Trustees

The following provides an overview of the considerations that have led the Board in the past to conclude that each Current Trustee should so serve.

The Current Trustees joined the Board at different points in time since 2011. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to attend and actively participate in meetings, and to work effectively with the other members of the Board; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Mark D. Nerud. Mr. Nerud has 29 years of experience with investment companies and advisers. He is President and CEO of JNAM, and President and CEO of other investment companies advised by JNAM. Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for 10 years. Mr. Nerud is the former Chief Financial Officer of the Adviser and of other investment companies advised by the Adviser. Mr. Nerud has a Bachelor of Arts in Economics from St. Olaf College. The Board considered Mr. Nerud’s various roles and executive experience with JNAM, his financial and accounting experience, academic background, and his experience as Trustee of other investment companies advised by JNAM.

David W. Agostine. Mr. Agostine has over 20 years’ experience in planning/executing strategic business development, operational and financial initiatives for investment management organizations. He currently serves as the Chief Executive Officer of Cachematrix Holdings, LLC and prior to that was the Principal for Market Metrics, LLC. The Board concluded that Mr. Agostine is suitable to act as Trustee of the Trust because of his understanding of the financial services industry and his prior and current work experience.

Gregory P. Contillo. Mr. Contillo has been the Founder and Managing Partner of Crystal River Partners since 2005. In addition, Mr. Contillo from 2007 to 2008 was President of MKA Capital Group Advisors, LLC, where he had primary responsibility to reorganize, restructure, and close two hedge funds. The Board concluded that Mr. Contillo is suitable to act as Trustee of the Trust because of his understanding of the financial services industry and his prior and current work experience.

Dylan E. Taylor. Mr. Taylor has been the President and Chief Operating Officer for Colliers International since 2014 and Chief Executive Officer, Americas for Colliers International since 2009. In addition, he has served as an Advisory Board Member of Metropolitan Capital Bank and as a Board Member of Tecta America. He also served in numerous capacities, including President, for Grubb & Ellis Company from November 2005 to June 2009. The Board concluded that Mr. Taylor is suitable to act as Trustee of the Trust because of his professional leadership and directorship experience.

Mark S. Wehrle. Mr. Wehrle has over 32 years of general business experience and he has specific experience with accounting, auditing, internal controls and financial reporting that he gained as an audit partner serving financial services entities, including mutual funds. The Board concluded that Mr. Wehrle is suitable to act as Trustee of the Trust because of his accounting and business experience.

Scot T. Wetzel. Mr. Wetzel is an accomplished banking and business professional, with 22 years of extensive general business and financial services experience in both the public and private sector. The Board concluded that Mr. Wetzel is suitable to act as Trustee of the Trust because of his substantial knowledge of organizing, managing, and leading public and private company, bank, and civic boards of directors.

Table A1. Current Independent Trustees. Certain biographical and other information relating to each Current Independent Trustee is set forth below.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees
David W. Agostine (55) 1 Corporate Way Lansing, Michigan 48951	Chairman of the Board and Trustee[1] (10/2011 to present)	33

Principal Occupation(s) During Past 5 Years:
Chief Executive Officer, Cachematrix Holdings, LLC (software company) (12/2013 to present); Principal, Market Metrics, LLC (market research firm) (1/2011 to 12/2013)

Other Directorships Held by Trustee During Past 5 Years: Director, 361 Capital (11/2014 to present); Trustee, Curian Series Trust (11/2010 to 2/2016)
Gregory P. Contillo (61) 1 Corporate Way Lansing, Michigan 48951	Trustee[1] (10/2011 to present)	33
Principal Occupation(s) During Past 5 Years: Founder and Managing Partner, Crystal River Partners, LLC (financial services company) (2/2005 to present)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (9/2011 to 2/2016)
Dylan E. Taylor (46) 1 Corporate Way Lansing, Michigan 48951	Trustee[1] (10/2011 to present)	33

Principal Occupation(s) During Past 5 Years:
President and Chief Operating Officer, Colliers International (commercial real estate advisory firm) (6/2015 to present); Chief Executive Officer, Americas, Colliers International (6/2009 to 6/2015)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (11/2010 to 2/2016)
Mark S. Wehrle (60) 1 Corporate Way Lansing, Michigan 48951	Trustee[1] (7/2013 to present)	33

Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (7/2013 to 2/2016); Trustee, Delta Dental of Colorado (1/2012 to present)
Scot T. Wetzel (48) 1 Corporate Way Lansing, Michigan 48951	Trustee[1] (10/2011 to present)	33

Principal Occupation(s) During Past 5 Years: Founder, Managing Director, and Chief Executive Officer, Crestmoor Advisors, LLC (advisor in the financial services industry) (4/2010 to present)

Other Directorships Held by Trustee During Past 5 Years: Trustee, Curian Series Trust (11/2010 to 2/2016)

[1] The Chairman of the Board, interested and independent Trustees are elected to serve for an indefinite term.

Table A2. Current Interested Trustee. Certain biographical and other information relating to the Current Interested Trustee is set forth below.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (50) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (4/2015 to present) President and Chief Executive Officer (8/2014 to present)	33
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: Trustee, JNL Series Trust (1/2007 to present); Trustee, JNL Investors Series Trust (1/2007 to present); Manager, JNL Variable Fund LLC (1/2007 to present); Manager, JNL Strategic Income Fund LLC (8/2012 to present)

[1] Mark D. Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC. [2] The interested Trustee is elected to serve for an indefinite term.

Exhibit B: Information Pertaining To Trustee Nominees

Table B1. Independent Trustee Nominees. Certain biographical and other information relating to each Independent Trustee Nominee is set forth below.

Name, Address and (Age)	Position(s) to Be Held with Trust	Number of Portfolios in Fund Complex Trustee Nominee Would Oversee if Elected
Independent Trustees
Michael Bouchard (61) 1 Corporate Way Lansing, MI 48951	Trustee [1]	150
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (01/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (61) 1 Corporate Way Lansing, MI 48951	Trustee [1]	150
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present)
Other Directorships Held by Trustee During Past 5 Years:
Director, Paylocity (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director (5/2003 to 6/2015), Governance Committee Member (5/2003 to 5/2013), Governance Committee Chair (5/2010 to 5/2013), Finance Committee Member (5/2003 to 5/2013), Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (71) 1 Corporate Way Lansing, MI 48951	Chair of the Board Trustee [1]	150
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below) (7/2009 to 7/2016)
Other Directorships Held by Trustee During Past 5 Years: Director (7/2009 to 7/2016), Alpha Natural Resources
Michelle Engler (59) 1 Corporate Way Lansing, MI 48951	Trustee [1]	150

Principal Occupation(s) During Past 5 Years: Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John Gillespie (63) 1 Corporate Way Lansing, MI 48951	Trustee [1]	150

Principal Occupation(s) During Past 5 Years:
Chief Financial Advisor, Yosi, Inc. (healthcare services) (1/2017 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present)

Other Directorships Held by Trustee During Past 5 Years: None

Name, Address and (Age)	Position(s) to Be Held with Trust	Number of Portfolios in Fund Complex Trustee Nominee Would Oversee if Elected
William R. Rybak (66) 1 Corporate Way Lansing, MI 48951	Trustee [1]	150
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below) (2002 to present)
Other Directorships Held by Trustee During Past 5 Years:
Director (2010 to present), Board Chair (2/2016 to present), Audit Committee Chair (2012 to present), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present) and Governance Committee Chair (2004 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to present), Audit Committee Chair (5/2013 to present), Business Risk Committee Chair (5/2009 to 5/2013), PrivateBancorp Inc.

Edward Wood (61) 1 Corporate Way Lansing, MI 48951	Trustee [1]	150
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (62) 1 Corporate Way Lansing, MI 48951	Trustee [1]	150
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (12/2007 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Eric O. Anyah (51) 1 Corporate Way Lansing, MI 48951	Trustee [1]	150
Principal Occupation(S) During Past 5 Years:
Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present); Executive Vice President & Chief Financial Officer, The Art Institute of Chicago (11/2008 to 09/2013)

Other Directorships Held by Trustee During Past 5 Years: None

Mark S. Wehrle (60) 1 Corporate Way Lansing, MI 48951	Trustee [1]	150

Principal Occupation(S) During Past 5 Years:
Real Estate Broker, Broker's Guild (4/2011 to present); Adjunct Professor of Accounting, University of Denver School of Accountancy (1/2011 to 6/2014)

Other Directorships Held by Trustee During Past 5 Years:
Trustee, Curian Series Trust (7/2013 to 2/2016); Trustee, Delta Dental of Colorado (1/2012 to present)

[1]     Each Independent Trustee, except for Mr. Anyah and Mr. Wehrle, currently serves on the JNL Fund Board consisting of 117 different JNL Funds. If elected to the Trust Board, the Independent Trustee Nominees would also oversee the Funds of the Trust and would be elected to serve for an indefinite term.

Table B2. Interested Trustee Nominee. Certain biographical and other information relating to the Interested Trustee Nominee is set forth below.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Trustee Nominee Would Oversee if Elected
Interested Trustee
Mark D. Nerud (50) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present) President and Chief Executive Officer (12/2006 to present)	150
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer of other investment companies advised by JNAM (12/2006 to present)

Other Directorships Held by Trustee During Past 5 Years:  Trustee, JNL Series Trust (1/2007 to present); Trustee, JNL Investors Series Trust (1/2007 to present); Manager, JNL Variable Fund LLC (1/2007 to present); Manager, JNL Strategic Income Fund LLC (8/2012 to present)

[1] Mark Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC. [2] The interested Trustee is elected to serve for an indefinite term.

Exhibit C: Nominating and Governance Committee Charter

Charter of the Nominating and Governance Committee
(adopted by the Board of Trustees on March 13, 2013, as amended on December 13, 2016)

I.	Organization

This charter has been adopted by the Board of Trustees (the “Board”) of Jackson Variable Series Trust (the “Trust”). The members of the Nominating and Governance Committee of the Trust (the “Committee”) shall be appointed by the Board, which shall also designate a chair of the Committee. Each member of the Committee: (i) shall be a Board member who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended; (ii) is free of any relationship with the management of the Trust or with Jackson National Asset Management, LLC (“JNAM”), that would interfere with the member’s exercise of independent judgment as a Committee member; (iii) is not a former officer or director of JNAM or its affiliates; (iv) complies with the independence requirements of the Sarbanes-Oxley Act of 2002 and the Securities and Exchange Commission (“SEC”) rules adopted thereunder1; and (v) is not a close family member2 of an employee or officer of JNAM.

Meetings of the Committee shall be held at such times and places as determined from time to time by the Committee. The chair of the Committee may call meetings of the Committee at any time. A majority of the members of the Committee shall constitute a quorum for purposes of transacting business at any meeting of the Committee. Meetings may be conducted with members present in person or by telephone or other communications facilities that permit all persons participating in the meeting to hear or communicate with each other simultaneously.

II.	Purpose, Function and Responsibilities Related to Governance Issues

A.	The function and purpose of the Committee, as it relates to governance, is oversight.

B.
The Committee shall oversee the independence and effective functioning of the Board and shall endeavor to be informed about good practices for mutual fund boards, which it will consider formally once a year.

C.	In fulfilling its governance objectives the Committee shall:

1.
make recommendations to the Board regarding the composition of the Board and identify, independently evaluate and recommend candidates for election as non-interested trustees – candidates for election as non-interested trustees must be nominated by the non-interested trustees and selected by a vote of a majority of the incumbent non-interested trustees;

2.	make recommendations to the Board at least annually regarding committees of the Board and committee assignments;

3.	make recommendations to the Board at least annually regarding independence of the non-interested trustees;

1               Under the SEC’s rules, members of the Committee are barred from accepting any consulting, advisory or other compensatory fee from JNAM or any subsidiary thereof, other than in the member’s capacity as a member of the Board and any Board committee.
2               The term “close family member” as used in this charter includes any aunt, uncle, cousin, child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.
C-1

4.	make recommendations to the Board a successor to the Board chair at the expiration of a term or when a vacancy occurs;

5.	oversee the process for orientation of new non-interested trustees and ongoing education of non-interested trustees;

6.
develop an annual education calendar that lists the topics to be addressed in education sessions of the Board. The Committee Chair, in consultation with the Board Chair, may make adjustments to the education calendar during the year as appropriate due to industry or regulatory developments or other factors;

7.	oversee the process for evaluating the functioning of the Board;

8.	make recommendations to the Board regarding the compensation of non-interested trustees;

9.	monitor the performance of legal counsel to the Trust and to the non-interested trustees;

10.
annually review the attendance of each non-interested trustee at educational seminars, conferences or similar meetings. The Board encourages each non-interested trustee to attend at least one such meeting per year;

11.	review compliance with the policy adopted by the Board that a trustee must retire from Board service by December 31 of the year in which he or she reaches the age of 75; and

12.	review periodic reports from the Funds’ Chief Compliance Officer on the number and handling of shareholder complaints.

III.	Procedures

The Committee shall:

A.	meet as frequently and at such times as the Committee deems appropriate, but at least twice each year;

B.	review this charter annually and present any recommended changes to the Board;

C.
engage special counsel, other auditors or other consultants, at one or more of the Trust’s expense, to assist the Committee in fulfilling its responsibilities, as the Committee reasonably considers appropriate; and

D.	maintain minutes or other records of its meetings and activities and report to the Board on a regular basis.

C-2

Exhibit D: Compensation

Exhibit D-1: Compensation of Current Independent Trustees

As of January 1, 2017, each Independent Trustee (except the Chairman of the Board) is paid by the Funds an annual retainer of $100,000, as well as a fee of $7,500 for each Board meeting attended. The Chairman of the Board, if an Independent Trustee, receives an annual retainer of $130,000, as well as a fee of $7,500 for each Board meeting attended. If a Trustee participates in a Board meeting by telephone, the Trustee will receive $2,500. The Chair of the Audit Committee receives an additional annual retainer of $13,000 for his services in that capacity. The Chairs of the Governance Committee and Investment Review Committee each receive an additional annual retainer of $10,000 for their services in that capacity. The members of each of these Committees receive $2,500 for each in-person or telephonic Committee meeting they attend.

Set forth in the table below is information regarding compensation paid by the Trust to the Current Independent Trustees during the Trust’s most recently completed fiscal year ended December 31, 2016.

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement[1]
David W. Agostine	$197,500	$0	$0
Gregory P. Contillo	$177,500	$0	$0
Dylan E. Taylor	$165,000	$0	$0
Mark S. Wehrle	$180,500[2]	$0	$0
Scot T. Wetzel	$177,500	$0	$0
1 The fees paid to the Independent Trustees are paid for service on the Board of the Trust. The fees are allocated to the Funds on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees from the Trust is $898,000.
2 Amount includes $36,100 deferred by Mr. Wehrle.

D-1

Exhibit D-2: Compensation Expected to be Paid by the Trust if the
Independent Trustee Nominees are Elected; 2016 Compensation for Service on JNL Funds’ Board

If elected, each Independent Trustee Nominee will be paid by the Funds an annual retainer of $205,000, as well as a fee of $13,500 for each in-person meeting of the Board attended. For each telephonic meeting of the Board attended, each Independent Trustee Nominee will be paid a fee of $5,000. The Chairman of the Board of Trustees is expected to receive an additional annual retainer of $85,000. The Chair of the Audit Committee is expected to receive an additional annual retainer of $25,000 for his services in that capacity. The members of the Audit Committee, including the Chair, are expected to receive $3,500 for each in-person or telephonic Audit Committee meeting attended. The Chair of the Governance Committee is expected to receive an additional annual retainer of $20,000 for his services in that capacity. The members of the Governance Committee, including the Chair, are expected to receive $3,000 for each in-person or telephonic Governance Committee meeting. The Chair of each Investment Committee is expected to receive an additional annual retainer of $15,000 for his or her services in that capacity. If an Independent Trustee Nominee participates in an in-person Board meeting by telephone, the Independent Trustee Nominee will receive half of the meeting fee.

If elected, Independent Trustee Nominees will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars). However, if a Board or Committee meeting is held out of town, Independent Trustee Nominees will not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

Set forth in the table below is information regarding the aggregate annual compensation expected to be paid by the Trust if the Independent Trustee Nominees are elected as well as their compensation from the JNL Funds for service on the JNL Funds’ Board for the most recently completed fiscal year ended December 31, 2016.

Trustee	Aggregate Annual Compensation Expected to be Paid by the Trust if the Independent Trustee Nominees are Elected[1]	Total Compensation JNL Fund Complex for the Fiscal Year Ended December 31, 2016[1]
Michael Bouchard	$291,000	$273,000 [3]
Ellen Carnahan	$288,000	$267,000 [4]
William J. Crowley, Jr.[2]	$344,000	$325,000 [5]
Michelle Engler	$273,000	$257,000
John Gillespie	$271,000	$255,000 [6]
Richard McLellan	$276,250	$256,250
Edward Wood	$288,000	$267,000 [7]
Patricia Woodworth	$264,250	$248,750 [8]
Eric O. Anyah [9]	$271,000	$0
Mark S. Wehrle [9]	$273,000	$0
[1]
The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Investors Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the "Fund Complex").  The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets.  The total fees paid to all the Independent Trustees is $2,431,000.

[2]	Mr. Crowley is an ex officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.
[3]	Amount includes $27,300 deferred by Mr. Bouchard.
[4]	Amount includes $133,500 deferred by Ms. Carnahan.
[5]	Amount includes $287,625 deferred by Mr. Crowley.
[6]	Amount includes $127,500 deferred by Mr. Gillespie.
[7]	Amount includes $66,750 deferred by Mr. Wood.
[8]	Amount includes $185,000 deferred by Ms. Woodworth.
[9]	Mr. Anyah and Mr. Wehrle are expected to begin serving on the Board effective January 1, 2018, and therefore did not earn any compensation during the fiscal year ended December 31, 2016.

D-2

Exhibit E: Information Pertaining to Current Officers of the Trust

The officers of the Trust serve for one year or until their respective successors are chosen. The Trust’s officers currently receive no compensation from the Trust, but are also employees of JNAM and certain of its affiliates and receive compensation in such capacities.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (33) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (05/2012 to present)
Principal Occupation(s) During Past 5 Years:
Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016); Attorney of JNAM (11/2011 to 10/2013)

Kelly L. Crosser (44) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (10/2011 to present)
Principal Occupation(s) During Past 5 Years:
Manager of Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

William Harding (42) 1 Corporate Way Lansing, MI 48951	Vice President (5/2014 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of JNAM (10/2012 to 6/2014); Vice President of other investment companies advised by JNAM (11/2012 to present); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012)

Karen J. Huizenga (52) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (10/2011 to present)
Principal Occupation(s) During Past 5 Years:
Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present and 12/2008 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (46) 1 Corporate Way Lansing, MI 48951	Treasurer and Chief Financial Officer (10/2011 to present)
Principal Occupation(s) During Past 5 Years:
Chief Operating Officer of JNAM (4/2011 to present); Senior Vice President of JNAM (1/2009 to present); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present); Vice President of other investment companies advised by JNAM (8/2012 to present and 12/2006 to present); Treasurer and Chief Financial Officer (Principal Financial Officer) of Curian Series Trust (11/2010 to 2/2016)

E-1

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)
Adam C. Lueck (34) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (12/2015 to present)
Principal Occupation(s) During Past 5 Years:
Attorney of JNAM (10/2015 to present); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (“JBA”) (10/2013 to 10/2015); Attorney, JBA (7/2011 to 10/2013)

Joseph O’Boyle (54) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (5/2012 to present) Anti-Money Laundering Officer (12/2015 to present)
Principal Occupation(s) During Past 5 Years:
Vice President of JNAM (8/2015 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016); Chief Compliance Officer, Guggenheim Funds (8/2011 to 4/2012)

Michael Piszczek (59) 1 Corporate Way Lansing, MI 48951	Vice President (10/2011 to present)
Principal Occupation(s) During Past 5 Years:
Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present and 11/2007 to present); Vice President of Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (45) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (10/2011 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Counsel, and Secretary of other investment companies advised by JNAM (8/2012 to present and 2/2004 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

E-2

Exhibit F: Information Pertaining to Expected Officers of the Funds

Certain biographical and other information relating to the individuals who, if the Trustee Nominees are elected, are expected to serve as officers of the Funds is set forth below. None of the officers listed below would receive compensation from any Fund.

Name, Address and (Age)	Anticipated Officer Position
Officers
Emily J. Bennett (33) 1 Corporate Way Lansing, MI 48951	Assistant Secretary
Principal Occupation(s) During Past 5 Years:
Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Attorney of JNAM (11/2011 to 10/2013); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present and 5/2012 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Kelly L. Crosser (44) 1 Corporate Way Lansing, MI 48951	Assistant Secretary
Principal Occupation(s) During Past 5 Years:
Manager of Legal Regulatory Filings and Print, Jackson National Life Insurance Company (“Jackson”) (12/2013 to present); Senior Compliance Analyst of Jackson (4/2007 to 12/2013); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 9/2007 to present); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Steven J. Fredricks (46) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer & Anti-Money Laundering Officer

Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer of JNAM (1/2005 to present); Senior Vice President of JNAM (2/2013 to present); Chief Compliance Officer of other investment companies advised by JNAM (8/2012 to present and 1/2005 to present); Anti-Money Laundering Officer of other investment companies advised by JNAM (12/2015 to present); Chief Compliance Officer of Curian Series Trust (10/2011 to 5/2012)

William P. Harding (42) 1 Corporate Way Lansing, MI 48951	Vice President

Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of JNAM (10/2012 to 6/2014); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (5/2014 to present and 11/2012 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Head of Manager Research, Morningstar Associates (8/2011 to 10/2012)

Karen J. Huizenga (52) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer
Principal Occupation(s) During Past 5 Years:
Vice President – Financial Reporting of JNAM (7/2011 to present); Assistant Treasurer of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 12/2008 to present); Assistant Treasurer of Curian Series Trust (11/2010 to 2/2016)

Daniel W. Koors (46) 1 Corporate Way Lansing, MI 48951	Vice President, Treasurer & Chief Financial Officer
Principal Occupation(s) During Past 5 Years:
Chief Operating Officer of JNAM (4/2011 to present); Senior Vice President of JNAM (1/2009 to present); Treasurer and Chief Financial Officer (Principal Financial Officer) of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present and 12/2006 to present); Treasurer and Chief Financial Officer (Principal Financial Officer) of Curian Series Trust (11/2010 to 2/2016)

F-1

Name, Address and (Age)	Anticipated Officer Position
Kristen K. Leeman (41) 1 Corporate Way Lansing, MI 48951	Assistant Secretary
Principal Occupation(s) During Past 5 Years:
Regulatory Analyst of Jackson (2/2014 to present); Senior Paralegal of Jackson (3/2006 to 2/2014); Assistant Secretary of other investment companies advised by JNAM (8/2012 to present and 6/2012 to present)

Adam C. Lueck (34) 1 Corporate Way Lansing, MI 48951	Assistant Secretary

Principal Occupation(s) During Past 5 Years:
Attorney of JNAM (10/2015 to present); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (“JBA”) (10/2013 to 10/2015); Attorney, JBA (7/2011 to 10/2013)

Mark D. Nerud (50) 1 Corporate Way Lansing, MI 48951	President and Chief Executive Officer

Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015); President and Chief Executive Officer of other investment companies advised by JNAM (8/2012 to present and 12/2006 to present)

Joseph B. O’Boyle (54) 1 Corporate Way Lansing, MI 48951	Vice President

Principal Occupation(s) During Past 5 Years:
Vice President of JNAM (8/2015 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016); Chief Compliance Officer, Guggenheim Funds (8/2011 to 4/2012)

Michael T. Piszczek (59) 1 Corporate Way Lansing, MI 48951	Vice President

Principal Occupation(s) During Past 5 Years:
Vice President – Tax of JNAM (7/2011 to present); Vice President of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 11/2007 to present); Vice President of Curian Series Trust (11/2010 to 2/2016)

Susan S. Rhee (45) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer & Secretary

Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Counsel (Chief Legal Officer), and Secretary of other investment companies advised by JNAM (8/2012 to present, 10/2011 to present, and 2/2004 to present); Vice President, Chief Legal Officer, and Secretary of Curian Series Trust (11/2010 to 2/2016)

F-2

Exhibit G: Information Concerning the Trust’s Independent Registered Public Accounting Firm

The Board of the Trust, including a majority of the Current Independent Trustees, has selected the firm of KPMG LLP (“KPMG”) to audit the financial statements of each Fund for the current fiscal year. The Funds know of no direct or indirect financial interest of KPMG in any Fund. Representatives of KPMG are not expected to be present at the Meeting. Accordingly, representatives of KPMG are not expected to make a statement at the Meeting and will not be available to respond to appropriate questions at the Meeting.

Audit Fees. Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related-Fees. Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees”.

Tax Fees. Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

All Other Fees. All Other Fees are fees related to products and services provided to the Trust, but not reported under “Audit Fees”, “Audit-Related Fees”, or “Tax Fees”.

The following table sets forth the amount KPMG billed the Funds for professional services rendered by KPMG for the two fiscal years indicated in the table.

Type of Fee	Fiscal Year Ended 12/31/15	Fiscal Year Ended 12/31/16
Audit Fees	$479,579	$480,157
Audit-Related Fees	$30,500	$11,950
Tax Fees	$245,176	$818
All Other Fees	$0	$0

Total Fees for Services Provided to Trust	$755,255	$492,925

During the Trust’s fiscal years ended December 31, 2015 and December 31, 2016, the aggregate fees billed by KPMG for non-audit services rendered to the Trust, JNAM, or to any entity controlling, controlled by, or under common control with JNAM that provides ongoing services to the Trust were $466,536 and $177,089, respectively, and were less than the aggregate fees billed for those same periods by KPMG for audit services rendered to the Trust.

KPMG did not bill any Fund, JNAM or any entity controlling, controlled by, or under common control with JNAM that provides services to a Fund for any professional services rendered for financial information systems design and implementation.

The Audit Committee has adopted policies and procedures that generally provide that the Audit Committee (or in certain circumstances, its Chairman) must pre-approve any audit, audit-related, tax, and other services to be provided by the independent registered public accounting firm to each Fund or to JNAM and any entity controlling, controlled by, or under common control with JNAM that provides ongoing services to each Fund (if the engagement relates directly to operations and financial reporting of the Funds) to assure that the provision of such services does not impair the independent registered public accounting firm’s independence. Subject to the terms of the policies and procedures, the Chairman of the Audit Committee will report any pre-approval decisions to the Audit Committee at its next scheduled meeting for ratification. Any proposed services exceeding pre-approved cost levels requires specific pre-approval by the Audit Committee. The Audit Committee has considered the provision of non-audit services rendered to JNAM, and any entity controlling, controlled by, or under common control with JNAM that provides ongoing services to each Fund and has determined that the provision of such services is compatible with maintaining the independent registered public accounting firm’s independence. All of the services associated with the fees billed by KPMG to the Trust for the fiscal years ended December 31, 2015 and 2016 were approved by the Audit Committee.
G-1

Exhibit H: Amended and Restated Distribution Plan for the class A shares of the Trust

Jackson Variable Series Trust

Amended and Restated Distribution Plan

Whereas, Jackson Variable Series Trust (the “Trust”) engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”).

Whereas, the Trust currently issues the series of shares (“Shares”) of beneficial interest in the Trust listed on Schedule A hereto (each a “Fund” and, collectively, the “Funds”) and each Fund represents a separate portfolio of investments of the Trust.

Whereas, the Trust has adopted a Multiple Class Plan pursuant to Rule 18f-3 under the Act, whereby a Fund may issue one or more classes of shares, as shown on Schedule A hereto.

Whereas, the Board of Trustees has determined that it is appropriate and desirable to use assets of Class A Shares of the Funds to finance certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds.

Whereas, the Trust has entered into a Distribution Agreement with Jackson National Life Distributors LLC (the “Distributor”) pursuant to which the Distributor will serve as distributor of the securities of the Funds.

Whereas, the Trust wishes to adopt this Amended and Restated Distribution Plan (this “Plan”), as set forth hereinafter.

Whereas, a majority of the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as such term is defined under Section 2(a)(19) of the Act) of the Trust (the “Disinterested Trustees”) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the “Rule 12b-1 Trustees”), have determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Sections 36(a) and (b) of the Act, that there is a reasonable likelihood that adoption of this Plan will benefit the applicable Funds and their shareholders.

Now, Therefore, this Plan is adopted by the Trust on behalf of the Funds, in accordance with Rule 12b-1 under the Act (“Rule 12b-1”), on the following terms and conditions:

1.	Authorized Distribution and/or Service 12b-1 Fees.

(a)          For purposes of Section 1 hereof, “Recipient” shall mean any broker or dealer, administrator, financial intermediary, or other that (i) has rendered assistance (whether direct, administrative, or both) in the distribution of Shares of a Fund; (ii) has furnished or will furnish the Distributor with such information as the Distributor has requested or may request to answer such questions as may arise concerning the sale of Class A Shares of a Fund; and (iii) has been selected by the Distributor to receive payments under this Plan. Notwithstanding the foregoing, a majority of the Rule 12b-1 Trustees may remove any broker or dealer, administrator, or other as a Recipient.

(b)          Each Fund that issues Class A Shares is authorized to pay a fee to the Distributor as compensation for distribution and related additional service expenses incurred in promoting the sale of the Fund’s Class A Shares at a rate per annum of the average daily net assets attributable to the Class A Shares, as shown on Schedule A hereto (the “12b-1 Fee”). Each Fund’s Class A Shares shall bear exclusively its own costs of such payme`nts. Such 12b-1 Fee shall be calculated and accrued daily and paid within forty-five (45) days at the end of each month, or at such other intervals as the Board of Trustees share determine. The Distributor shall provide distribution and related additional services of the type contemplated herein and reviewed from time to time by the Board of Trustees, and shall compensate Recipients for providing or assisting in providing such distribution and related additional services. Some or all of the 12b-1 Fee paid to the Distributor may be spent on services, activities and expenses that are primarily intended to result, directly or indirectly, in the sale of Class A Shares of the Funds, and additional service activities including, but not limited to, the following:

(i)          Developing, preparing, printing and mailing of Fund sales literature and other promotional materials describing and/or relating to the Fund, including materials intended for use by Jackson National Life Insurance Company and its affiliates, or for broker-dealer only use or retail use;

(ii)         Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund Shares;

(iii)        Paying compensation to and expenses, including overhead, of employees of the Distributor that engage in the distribution of variable insurance products that offer the Funds (“Insurance Contracts”);

(iv)        Paying compensation to broker-dealers or other financial intermediaries that engage in the distribution of Insurance Contracts, including, but not limited to, certain commissions, servicing fees and marketing fees;

(v)         Providing services, related to the Funds, to Insurance Contract owners; such services will include, but not be limited to, assisting the Funds with proxy solicitations, obtaining information, answering questions, providing explanations to Insurance Contract owners regarding the Funds’ investment objectives and policies and other information about the Funds, including performance of the Funds, and developing and providing electronic capabilities or information technology platforms to assist in providing any of the foregoing services to Insurance Contract owners;

(vi)        Printing and mailing of Fund prospectuses, statements of additional information, supplements, and annual and semiannual reports for prospective owners of Insurance Contracts;

(vii)       Training sales personnel regarding sales of Insurance Contracts on matters related to the Funds;

(viii)      Compensating sales personnel in connection with the allocation of cash values and premiums of the Insurance Contracts to the Funds;

(ix)         Providing periodic reports to the Funds and regarding the Funds to third-party reporting services;

(x)          Reconciling and balancing separate account investments in the Funds;

(xi)         Reconciling and providing notice to the Funds of net cash flow and cash requirements for net redemption orders;

(xii)        Confirming transactions; and

(xiii)       Financing other activities that the Board of Trustees determines are primarily intended to result, directly or indirectly, in the servicing or sale of Fund shares.

(c)          The provisions of Section 1 hereof shall apply in respect of the Class A Shares of the Funds shown on Schedule A hereto, as such schedule may be amended from time to time.

2.
Limitations on Charges and Fees. Notwithstanding anything in this Plan to the contrary, all amounts payable by a Fund pursuant to Section 1 hereof shall be subject to, in the aggregate, the limitations on the payment of asset-based sales charges and service fees set forth in Section 2341 of the Conduct Rules of the Financial Industry Regulatory Authority.

3.	Miscellaneous.

(a)          Effectiveness. This Plan shall not take effect with respect to a Fund (or a class of shares thereof) until (i) this Plan has been approved by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon and (ii) this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. As additional Funds or classes of shares are established, this Plan shall not take effect with respect to such Funds or such classes of shares until this Plan, together with any related agreements, has been approved by a vote of both (1) the Board of Trustees and (2) the Rule 12b-1 Trustees, cast in person at a meeting (or meetings) called, at least in part, for the purpose of voting on this Plan and such related agreements. Subject to approval as required by this paragraph and any other approvals required by the Act and the rules thereunder, this Plan shall take effect at the time specified by the Board of Trustees, or, if no such time is specified by the Trustees, at the time that all necessary approvals have been obtained.

(b)          Continuation. This Plan shall continue in full force and effect as to a Fund for so long as such continuance is specifically approved at least annually by a vote of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on this Plan.

(c)          Rule 12b-1. This Plan has been adopted pursuant to Rule 12b-1 and is designed to comply with all applicable requirements imposed under such Rule. To the extent that any or all of the 12b-1 Fees may be deemed to have financed any activity which is primarily intended to result, directly or indirectly, in the sale of Fund shares (within the meaning of Rule 12b-1), all those 12b-1 Fees paid by the Funds shall be deemed to be made under this Plan and pursuant to clause (b) of Rule 12b-1.

(d)          Reports. The Distributor shall provide to the Board of Trustees a written report of the amounts expended or benefits received and the purposes for which such expenditures were made at such frequency as may be required under Rule 12b-1 of the Act.

(e)          Related Agreements. Any agreement related to this Plan must provide, in substance, (i) that the agreement may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of the Trust entitled to vote thereon, on not more than 60-days’ written notice to any other party to the agreement, and (ii) that the agreement will terminate automatically in the event of its “assignment” (as defined in the Act).

(f)          Termination. This Plan may be terminated as to the Trust or any Fund (or class of shares thereof) at any time, without payment of any penalty, by vote of the Board of Trustees, by vote of a majority of the Rule 12b-1 Trustees, or by a vote of a majority of the outstanding voting securities of Trust entitled to vote thereon.

(g)          Amendments. This Plan may not be amended in any material respect unless such amendment is approved by a vote of a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval. This Plan may not be amended to increase materially the amount to be spent for distribution unless such amendment is approved by a majority of the outstanding voting securities of the applicable Fund or class of shares thereof and by a majority of both (i) the Board of Trustees and (ii) the Rule 12b-1 Trustees, cast in person at a meeting called, at least in part, for the purpose of voting on such approval.

(h)          Disinterested Trustees. While this Plan is in effect, at least a majority of the Trustees of the Trust must be Disinterested Trustees; only those Trustees may select and nominate any other Disinterested Trustees; and any person who acts as legal counsel for the Disinterested Trustees must be an “independent legal counsel” (as defined in the Act).

(i)          Records. The Trust shall preserve copies of this Plan and any related agreement or report made pursuant to this Plan or Rule 12b-1 for a period of not less than six years from the date of this Plan or any such agreement or report, the first two years in an easily accessible place.

(j)          Severability. The provisions of this Plan are severable as to each Fund or class of shares of a Fund, and any action to be taken with respect to this Plan shall be taken separately for each Fund or class of shares affected by the matter.

Adopted: July 1, 2017

Schedule A

List of Funds as of September 25, 2017

Fund	Class	Maximum 12b-1 Fee[1]
JNAM Guidance – Interest Rate Opportunities Fund	Class A Class I	.30% None
JNAM Guidance – Conservative Fund	Class A Class I	.30% None
JNAM Guidance – Moderate Fund	Class A Class I	.30% None
JNAM Guidance – Growth Fund	Class A Class I	.30% None
JNAM Guidance – Moderate Growth Fund	Class A Class I	.30% None
JNAM Guidance – Maximum Growth Fund	Class A Class I	.30% None
JNAM Guidance – Alt 100 Fund	Class A Class I	.30% None
JNAM Guidance – Equity 100 Fund	Class A Class I	.30% None
JNAM Guidance – Fixed Income 100 Fund	Class A Class I	.30% None
JNAM Guidance – Real Assets Fund	Class A Class I	.30% None
JNL Tactical ETF Conservative Fund	Class A Class I	.30% None
JNL Tactical ETF Moderate Fund	Class A Class I	.30% None
JNL Tactical ETF Growth Fund	Class A Class I	.30% None
JNL/American Funds® Global Growth Fund	Class A Class I	.30% None
JNL/American Funds® Growth Fund	Class A Class I	.30% None
JNL/AQR Risk Parity Fund	Class A Class I	.30% None
JNL/BlackRock Global Long Short Credit Fund	Class A Class I	.30% None
JNL/DFA U.S. Micro Cap Fund	Class A Class I	.30% None
JNL/DoubleLine® Total Return Fund	Class A Class I	.30% None
JNL/Eaton Vance Global Macro Absolute Return Advantage Fund	Class A Class I	.30% None
JNL/Epoch Global Shareholder Yield Fund	Class A Class I	.30% None
JNL/FAMCO Flex Core Covered Call Fund	Class A Class I	.30% None
JNL/Lazard International Strategic Equity Fund	Class A Class I	.30% None
JNL/Neuberger Berman Currency Fund	Class A Class I	.30% None

Fund	Class	Maximum 12b-1 Fee[1]
JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund	Class A Class I	.30% None
JNL/Nicholas Convertible Arbitrage Fund	Class A Class I	.30% None
JNL/PIMCO Credit Income Fund	Class A Class I	.30% None
JNL/PPM America Long Short Credit Fund	Class A Class I	.30% None
JNL/T. Rowe Price Capital Appreciation Fund	Class A Class I	.30% None
JNL/The Boston Company Equity Income Fund	Class A Class I	.30% None
JNL/The London Company Focused U.S. Equity Fund	Class A Class I	.30% None
JNL/Van Eck International Gold Fund	Class A Class I	.30% None
JNL/WCM Focused International Equity Fund	Class A Class I	.30% None

1 As a percentage of the average daily net assets attributable to the specified class of shares.